SEMIANNUAL REPORT February 28, 2003

                                     Nuveen
                       Municipal Closed-End
                            Exchange-Traded
                                      Funds

                                                CALIFORNIA
                                                NPC
                                                NCL
                                                NCU
                                                NAC
                                                NVX
                                                NZH
                                                NKL
                                                NKX


PHOTO OF: 2 MEN AND CHILD WALKING.
PHOTO OF: 2 WOMEN AND 2 CHILDREN.


                                DEPENDABLE,
                            TAX-FREE INCOME
                                    BECAUSE
                    IT'S NOT WHAT YOU EARN,
                        IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

FASTER INFORMATION
  RECEIVE YOUR
         NUVEEN FUND REPORT
              ELECTRONICALLY

By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes (see instructions at right).

SOME COMMON CONCERNS:


WILL MY E-MAIL ADDRESS BE DISTRIBUTED TO OTHER COMPANIES?

No, your e-mail address is strictly confidential and will not be used for anything other than notification of shareholder information.


WHAT IF I CHANGE MY MIND AND WANT TO RECEIVE INVESTOR MATERIALS THROUGH REGULAR MAIL DELIVERY AGAIN?

If you decide you do not like receiving you reports electronically, it's a simple process to go back to regular mail delivery.





IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.INVESTORDELIVERY.COM

2 Refer to the address sheet that accompanied this report. Enter the personal 13-CHARACTER ENROLLMENT NUMBER imprinted near your name.

3 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN number of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.

5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.



IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.



Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

          Timothy R. Schwertfeger
          Chairman of the Board


Sidebar text: "I URGE YOU TO CONSIDER RECEIVING FUTURE FUND REPORTS AND OTHER
FUND INFORMATION BY E-MAIL AND THE INTERNET .....SEE THE INSIDE FRONT COVER OF
THIS REPORT FOR STEP-BY-STEP INSTRUCTIONS."



Dear
   SHAREHOLDER

Once again, I am pleased to write that during the period covered by this report your Nuveen California Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy -- see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by a seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.



Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 14, 2003

Nuveen California Municipal Closed-End Exchange-Traded Funds
(NPC, NCL, NCU, NAC, NVX, NZH, NKL, NKX)

Portfolio Managers'
               COMMENTS

Portfolio managers Bill Fitzgerald, Scott Romans and Tom O'Shaughnessy review U.S. and state economic conditions, key investment strategies, and the recent performance of the Funds. With 15 years of investment management experience at Nuveen, Bill has managed NCU since 1998, NAC since 1999, NVX and NZH since 2001, and NKL and NKX since their inceptions in March and November 2002, respectively. Scott, who has three years of investment experience at Nuveen, joined Bill in managing these six Funds in January 2003. Tom, who has 20 years of investment experience, assumed portfolio management responsibility for NPC and NCL in January 2003.


WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

Generally, the underlying economic and market conditions have not changed significantly since our last shareholder report dated August 31, 2002. We believe the most influential factors shaping the U.S. economy and the municipal market continued to be the slow pace of economic growth and interest rates that remained at 40-year lows. At the same time, continued geopolitical uncertainty, centering on the situation in Iraq and the ongoing threat of terrorism, also had an economic impact during this reporting period, particularly in terms of investor sentiment.

In the municipal market, the sluggish economic recovery and general lack of inflationary pressures created conditions that helped many bonds perform well during much of the period ended February 28, 2003. In calendar year 2002, municipal supply nationwide established a new record of $357 billion, an increase of 25% over 2001. Issuance remained high during January and February 2003, up 23% over the same period in 2002. Demand for municipal bonds stayed strong over most of this reporting period as institutional investors, including traditional municipal bond purchasers such as property/casualty insurance companies were active buyers in the municipal market.


HOW WERE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA?

Municipal supply continued to be very strong in California during 2002, with $50 billion of new bonds, an increase of 50% over 2001. Issuance in the first two months of 2003 totaled $11.5 billion, up 136% over January-February 2002. This dramatic increase in supply has largely been driven by shortfalls in the state budget, and the low level of interest rates. In November 2002, the state completed the issuance of nearly $12 billion in electric power bonds. The proceeds from this issue were used to repay the $6.3 billion loan from California's general fund that financed purchases for the state's investor-owned utilities during the power crisis in 2001.

While the proceeds from the power bonds helped to mitigate an eroding credit outlook, California still faces significant budget problems, due chiefly to increased expenditures and revenue shortfalls resulting from income tax collections that fell below projections. In December 2002, Governor Gray Davis announced a projected budget deficit for the combined fiscal years 2003-2004 of $35 billion, the highest in the nation. This announcement prompted both Standard & Poor's and Fitch to downgrade the state's credit rating to A/A from A+/AA, respectively. In February 2003, as it became apparent that progress toward closing the budget gap was moving very slowly, Moody's also downgraded the state to A2 from A1.

Job growth in the state during 2002 was negligible, with gains posted by the government and wholesale/ retail trade sectors largely offset by losses in manufacturing and business services. Although the state economy continues to benefit from diversity, we think a solid recovery in California remains largely dependent on increases in business spending as well as on a strong global recovery, since exports - mainly to Asia, Canada, and Mexico - represent 12% of the state's economy. Aided by a generally solid residential real estate market, the economy of southern California continued to be relatively stable compared with that of the northern half of the state, where the downturn in technology continued to restrain economic growth.

At the present time, California appears to be at a low point in the credit cycle, with the pace of economic improvement to be determined by the pace of progress in addressing state budget issues. We believe that the current determination to address the deficit seems to be greater than in the past, but it may take two to three years for the governor and legislature to find a resolution for the imbalance between California's revenues and expenditures.


HOW DID THESE FUNDS PERFORM OVER THE TWELVE MONTHS ENDED FEBRUARY 28, 2003?

Individual results for the Funds, as well as appropriate benchmarks, are presented in the accompanying table.


                                                   LEHMAN       LIPPER
                             TOTAL RETURN      CALIFORNIA   CALIFORNIA
           MARKET YIELD            ON NAV   TOTAL RETURN1     AVERAGE2
----------------------------------------------------------------------
                                   1 YEAR          1 YEAR       1 YEAR
                   TAXABLE-         ENDED           ENDED        ENDED
       2/28/03  EQUIVALENT3       2/28/03         2/28/03      2/28/03
----------------------------------------------------------------------
NPC      5.66%        8.91%         9.56%           7.13%        7.97%
----------------------------------------------------------------------
NCL      5.88%        9.26%         8.88%           7.13%        7.97%
----------------------------------------------------------------------
NCU      6.43%       10.13%         8.29%           6.70%        8.10%
----------------------------------------------------------------------
NAC      6.55%       10.31%        10.12%           6.70%        8.10%
----------------------------------------------------------------------
NVX      6.53%       10.28%         7.94%           6.70%        8.10%
----------------------------------------------------------------------
NZH      6.58%       10.36%         8.58%           6.70%        8.10%
----------------------------------------------------------------------
NKL      6.21%        9.78%            NA               -            -
----------------------------------------------------------------------
NKX      6.21%        9.78%            NA               -            -
----------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


For the twelve months ended February 28, 2003, all of the Funds with at least one year of performance history outperformed their respective unmanaged, unleveraged Lehman Index, and either outperformed or performed in line with their respective Lipper peer group averages. When comparing with the Lehman Indexes, much of the Nuveen Fund outperformance can be attributed to the leveraged structure of these Funds, which can provide the opportunity for additional income for common shareholders as well as net asset value appreciation when short-term interest rates are low or bond prices are falling - as was the case during much of the measurement period.

In addition to leverage, the relative performances of these Nuveen Funds were influenced by factors including call exposure, portfolio trading activity, and the price movement of specific sectors and holdings. For example, NVX held $5.5 million (par value) of bonds backed by United Air Lines that were issued to support a cargo facility at Los Angeles International Airport. During the year, the market value of most airline-backed bonds fell, due in part to a decline in passenger volume and in part to the market's expectation of



1 The total annual returns on common share net asset value (NAV) for NPC and NCL are compared with the total annual return of the Lehman Brothers California Insured Tax-Exempt Bond Index, an unleveraged index comprising a broad range of insured California municipal bonds, while the annual returns for NCU, NAC, NVX, and NZH are compared with the annual return of the Lehman California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns of NPC and NCL are compared with the average annualized return of the 8 funds in the Lipper California Insured Municipal Debt Funds category, while the total returns for NCU, NAC, NVX, and NZH are compared with the return of the 25 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 36.5%.

a bankruptcy filing by United, which took place in December 2002. Over the twelve months ended February 28, 2003, the NVX position depreciated 70%, costing the Fund approximately 60 basis points in total return performance.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

As short-term interest rates remained at historically low levels, the dividend-paying capabilities of these Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. Low short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the twelve months ended February 28, 2003, the low short-term interest rate environment enabled us to implement three dividend increases in NCL and NAC, two in NPC and NCU, and one in NVX. NZH and NKL have paid steady, attractive monthly dividends since their first distributions in November 2001 and May 2002, respectively. NKX declared its first dividend in January 2003.

Over the course of this twelve-month period, the share prices of these Funds were affected by a general weakening of bond prices during the fourth quarter of 2002, although we saw some recovery by February 2003. Overall, only NCL was trading on February 28, 2003 at a share price higher than one year earlier. (see charts on individual Performance Overview pages).


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE PERIOD ENDED FEBRUARY 28, 2003?

Over this reporting period, our strategic focus across both the insured and non-insured Funds continued to be on diversifying the portfolios, enhancing call protection, and positioning the Funds more defensively in anticipation of potential changes in the interest rate environment. Given the recent steepness of the municipal yield curve, we concentrated on finding value in the long-intermediate part of the curve (i.e., bonds that mature 15 to 20 years from now). In many cases, bonds in this part of the curve were offering yields similar to those of longer term bonds but, in our opinion, had less inherent interest rate risk. The purchase of these long-intermediate bonds helped to moderate the durations4 of these Funds (with the exception of NPC), making their portfolios less sensitive to interest rate changes while still allowing them to provide competitive yields and returns. In NPC, where the proceeds from a number of bond calls had to be reinvested, the addition of bonds from the 15- to 20-year part of the yield curve actually led to a modest lengthening of duration.

Given the slow economic growth over the reporting period, we also were taking into consideration scenarios in which interest rates could stay relatively low for a number of months. We believe that structuring the portfolios with bonds offering maturities of 15 to 20 years helps to prepare the Funds for this eventuality as well.

We sold out of some positions in California GOs in March 2001, with the exception of some shorter-term bonds that we believed were not at risk. Recently, however, we have begun to rebuild small positions in these bonds in several of the


4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

Funds because we believe these bonds represent an opportunity to add attractive yields at favorable prices.

Over the past year, the heavy issuance in the California market provided us with increased opportunities to negotiate and obtain the types of bond structures that we favor, especially as we worked to reduce the Funds' duration's against the risk of rising inflation or interest rates. We also continued to look for individual issues that we believed would perform well regardless of the future direction of interest rates. From a sector perspective, our portfolios continued to hold positions in healthcare bonds, which were the top performing group among the Lehman revenue sectors for the twelve months ended February 28, 2003. We think that credit spreads in this sector have been wider than warranted, representing an opportunity to purchase uninsured bonds that can support and potentially enhance the yields of NCU, NAC, NVX, and NZH. We also maintained a position in uninsured public power bonds, especially those issued by municipal entities with their own power plants and distribution systems. Such entities have actually benefited from the increased cost of energy, which we believe could continue to rise through 2003, and these bonds have performed relatively well. Based on a general improvement in the credit quality of corporate bonds, the non-insured Funds also looked for opportunities in the industrial development sector.

In the current geopolitical and economic climate, we believe that maintaining strong credit quality remains a vital requirement. As of February 28, 2003, each of the four non-insured Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 57% to 78%. Among the four insured Funds, both NPC and NCL were 100% invested in U.S. guaranteed and/or insured bonds, while NKL and NKX held 90% and 81%, respectively, of their portfolios in insured securities. In general, our holdings of insured and higher quality bonds benefited the performance of all of these Funds during the past year.

In November 2002, we introduced the new Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX). This Fund is now fully invested. Due to robust supply in the California municipal market, we were able to structure NKX entirely with California securities, except for one relatively small position in Puerto Rico bonds. Although NKX is predominantly invested in insured bonds, the Fund is allowed to invest up to 20% in uninsured investment-grade quality securities, with the goal of enhancing the Fund's yield. In addition, NKX cannot hold any bonds whose income is subject to the federal Alternative Minimum Tax. As mentioned earlier, NKX paid its first dividend earlier this year, and we believe the Fund is in an excellent position to pay attractive monthly dividends going forward.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN CALIFORNIA FUNDS IN PARTICULAR?

Our outlook for these markets remains generally positive. We continue to believe the U.S. economy is slowly heading for an eventual recovery, but one that may be less robust than some originally anticipated. Inflation and interest rates should remain relatively low over the near term, although inflation could be temporarily impacted by war-induced increases in oil prices.

In the municipal market, we think new issuance volume nationally will remain strong as issuers continue to take advantage of the low rate environment. Given California's current budget deficit and the state's continued need for spending on infrastructure and education, we expect to see significant issuance of new municipal debt in the state. Over coming months, we will continue to closely monitor the budgetary situation in California to assess the potential effect of the balancing process on the state's cities, counties, and agencies and to watch for any further impact on the state's credit rating.

Looking at the potential for bond calls among these California Funds, the five newer Funds, all established between 1999 and 2002, do not face any significant call exposure for several years. Among the three older Funds, we have worked over the past year to mitigate the number of potential calls. As of February 28, 2003, the percentage of bonds eligible for calls during 2003 and 2004 ranged from 13% in NPC to 18% in NCL and 22% in NCU. Some of the bonds identified as callable in NPC and NCL are priced to call dates in 2003 and 2004, but we think it is unlikely they will all actually be called because in many cases the bonds' relatively low coupons would not make it economical for the issuer to do so. For NCU, we believe that the majority of these eligible to be called will, in fact, be called, and we are systematically reducing our holdings of these shorter maturity bonds and repositioning the Fund with bonds that mature in 15 to 20 years. By selling the callable bonds in NCU's portfolio before they are called, we can blend in current interest rates and help to mitigate call risk for shareholders.

In coming months, we will be closely watching several areas of the market, including progress toward resolution of the California budget deficit, the credit environment in the state, areas of supply and demand, and the direction of interest rates and inflation. We expect the state budget issue to be resolved very slowly, and we think in the long run this represents an opportunity to add California GOs to our non-insured portfolios. Because we believe the credit environment could continue to be difficult, credit will also remain a primary focus in selecting issues for our non-insured portfolios, with a continued move toward higher quality securities. In general, we plan to remain focused on strategies that can add value for our shareholders and provide support for the Funds' long-term dividend-payment capabilities.

Nuveen Insured California Premium Income Municipal Fund, Inc.

Performance
   OVERVIEW As of February 28, 2003

        NPC


PIE CHART:
CREDIT QUALITY
INSURED                 81%
U.S. GUARANTEED         19%




PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.80
--------------------------------------------------
Common Share Net Asset Value                $16.24
--------------------------------------------------
Market Yield                                 5.66%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.09%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.91%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $104,544
--------------------------------------------------
Average Effective Maturity (Years)           21.20
--------------------------------------------------
Leverage-Adjusted Duration                   10.24
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.05%         9.56%
--------------------------------------------------
5-Year                         6.04%         6.03%
--------------------------------------------------
10-Year                        6.50%         6.77%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         23%
--------------------------------------------------
U.S. Guaranteed                                19%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Healthcare                                      7%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
3/02                    0.0725
4/02                    0.0725
5/02                    0.0725
6/02                    0.0725
7/02                    0.0725
8/02                    0.0725
9/02                    0.0735
10/02                   0.0735
11/02                   0.0735
12/02                   0.0745
1/03                    0.0745
2/03                    0.0745



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/1/02                  15.9
                        15.75
                        15.25
                        14.84
                        14.78
                        14.83
                        14.95
                        15.1
                        15.23
                        15.35
                        15.5
                        15.49
                        15.44
                        15.51
                        15.77
                        15.5
                        15.54
                        15.6
                        16.05
                        16.09
                        15.95
                        15.75
                        16.05
                        16.05
                        16
                        16.2
                        15.85
                        16.09
                        16.21
                        16.26
                        16.45
                        16.35
                        16.29
                        15.49
                        15
                        15.3
                        15.15
                        15.1
                        15
                        15
                        15.4
                        15.27
                        15.46
                        15.72
                        15.66
                        15.35
                        15.3
                        15.8
                        15.86
                        15.95
                        15.88
                        15.71
2/28/03                 15.8



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.1419 per share.

Nuveen Insured California Premium Income Municipal Fund 2, Inc.

Performance
   OVERVIEW As of February 28, 2003



        NCL



PIE CHART:
CREDIT QUALITY
INSURED                           89%
INSURED AND U.S. GUARANTEED        8%
U.S. GUARANTEED                    3%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.00
--------------------------------------------------
Common Share Net Asset Value                $15.23
--------------------------------------------------
Market Yield                                 5.88%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.40%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.26%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $192,826
--------------------------------------------------
Average Effective Maturity (Years)           17.09
--------------------------------------------------
Leverage-Adjusted Duration                    7.02
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         7.40%         8.88%
--------------------------------------------------
5-Year                         6.33%         6.56%
--------------------------------------------------
Since Inception                5.87%         6.55%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         36%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Education and Civic Organizations               7%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
3/02                    0.07
4/02                    0.07
5/02                    0.07
6/02                    0.0715
7/02                    0.0715
8/02                    0.0715
9/02                    0.0725
10/02                   0.0725
11/02                   0.0725
12/02                   0.0735
1/03                    0.0735
2/03                    0.0735

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

3/1/02                  14.85
                        14.85
                        14.21
                        14.05
                        13.9
                        14.09
                        14.08
                        14.25
                        14.45
                        14.7
                        14.6
                        14.7
                        14.66
                        14.7
                        14.85
                        14.74
                        14.75
                        14.93
                        15.23
                        15.37
                        15.47
                        15.23
                        15.3
                        15.32
                        15.16
                        14.98
                        14.8
                        15.05
                        15.22
                        15.26
                        15.74
                        15.67
                        15.58
                        15
                        14.48
                        14.43
                        14.71
                        14.52
                        14.55
                        14.51
                        14.73
                        14.55
                        14.62
                        14.99
                        15.21
                        14.93
                        14.86
                        14.91
                        15.03
                        14.93
                        14.9
                        15.25
2/28/03                 15



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

Nuveen California Premium Income Municipal Fund

Performance
   OVERVIEW As of February 28, 2003



        NCU



PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED               63%
AA                                10%
A                                  7%
BBB                                6%
NR                                 7%
BB OR LOWER                        7%

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.35
--------------------------------------------------
Common Share Net Asset Value                $14.41
--------------------------------------------------
Market Yield                                 6.43%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.19%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.13%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $83,233
--------------------------------------------------
Average Effective Maturity (Years)           17.15
--------------------------------------------------
Leverage-Adjusted Duration                   10.51
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         1.87%         8.29%
--------------------------------------------------
5-Year                         4.91%         6.48%
--------------------------------------------------
Since Inception                4.84%         6.20%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         33%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
3/02                    0.069
4/02                    0.069
5/02                    0.069
6/02                    0.0705
7/02                    0.0705
8/02                    0.0705
9/02                    0.0715
10/02                   0.0715
11/02                   0.0715
12/02                   0.0715
1/03                    0.0715
2/03                    0.0715

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/1/02                  13.98
                        13.75
                        13.6
                        13.25
                        13.12
                        13.27
                        13.3
                        13.37
                        13.39
                        13.68
                        13.7
                        13.88
                        13.5
                        13.8
                        14
                        13.9
                        13.9
                        13.83
                        14
                        14.13
                        14.1
                        14.09
                        14.15
                        14.17
                        14.2
                        13.85
                        14
                        14.17
                        14.47
                        14.4
                        14.54
                        14.9
                        14.75
                        13.8
                        13.56
                        13.65
                        13.82
                        13.64
                        13.93
                        13.72
                        13.85
                        13.7
                        13.59
                        13.95
                        14.05
                        14.05
                        13.75
                        13.67
                        13.31
                        13.48
                        13.3
                        13.4
2/28/03                 13.35



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0065 per share.

Nuveen California Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of February 28, 2003



NAC



PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED               51%
AA                                 6%
A                                 20%
BBB                               16%
NR                                 7%




PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.11
--------------------------------------------------
Common Share Net Asset Value                $15.45
--------------------------------------------------
Market Yield                                 6.55%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.36%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.31%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $361,822
--------------------------------------------------
Average Effective Maturity (Years)           20.13
--------------------------------------------------
Leverage-Adjusted Duration                   10.79
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/99)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         4.40%        10.12%
--------------------------------------------------
Since Inception                4.48%         8.21%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         24%
--------------------------------------------------
Transportation                                 16%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
3/02                    0.0725
4/02                    0.0725
5/02                    0.0725
6/02                    0.0735
7/02                    0.0735
8/02                    0.0735
9/02                    0.0755
10/02                   0.0755
11/02                   0.0755
12/02                   0.077
1/03                    0.077
2/03                    0.077


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/1/02                  14.3
                        14.25
                        13.93
                        13.58
                        13.72
                        13.85
                        14.1
                        13.94
                        14.18
                        14.56
                        14.55
                        14.58
                        14.29
                        14.37
                        14.48
                        14.24
                        14.11
                        14.44
                        14.58
                        14.85
                        14.63
                        14.74
                        14.77
                        14.8
                        14.65
                        14.42
                        14.55
                        14.88
                        15
                        14.83
                        14.95
                        14.99
                        14.89
                        14.4
                        14.33
                        14.3
                        14.35
                        14.12
                        13.98
                        14.16
                        14.37
                        14.17
                        14.41
                        14.55
                        14.67
                        14.3
                        14.1
                        14.04
                        14.11
                        14.35
                        14.07
                        14.09
2/28/03                 14.11



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

Nuveen California Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of February 28, 2003



        NVX




PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED               78%
A                                 15%
BBB                                4%
NR                                 3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.59
--------------------------------------------------
Common Share Net Asset Value                $14.88
--------------------------------------------------
Market Yield                                 6.53%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.33%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.28%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $220,045
--------------------------------------------------
Average Effective Maturity (Years)           21.65
--------------------------------------------------
Leverage-Adjusted Duration                   11.40
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         0.75%         7.94%
--------------------------------------------------
Since Inception                0.79%         8.05%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         26%
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Water and Sewer                                12%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------



Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
3/02                    0.073
4/02                    0.073
5/02                    0.073
6/02                    0.073
7/02                    0.073
8/02                    0.073
9/02                    0.074
10/02                   0.074
11/02                   0.074
12/02                   0.074
1/03                    0.074
2/03                    0.074

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/1/02                  14.39
                        14.1
                        13.79
                        13.64
                        13.91
                        13.69
                        13.77
                        13.93
                        13.95
                        14
                        14.25
                        13.85
                        14.14
                        14.24
                        14.05
                        13.91
                        13.81
                        14.15
                        14.14
                        14.49
                        14.42
                        14.32
                        14.27
                        14.44
                        14.54
                        14.35
                        14.28
                        14.62
                        14.64
                        14.46
                        14.63
                        14.87
                        14.45
                        13.95
                        13.74
                        13.8
                        14.2
                        13.68
                        13.54
                        13.74
                        13.75
                        13.36
                        13.32
                        13.73
                        13.75
                        13.42
                        13.44
                        13.49
                        13.64
                        13.47
                        13.51
                        13.58
2/28/03                 13.59



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0291 per share.

Nuveen California Dividend Advantage Municipal Fund 3

Performance
   OVERVIEW As of February 28, 2003



        NZH



PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED               71%
AA                                 3%
A                                 19%
BBB                                4%
NR                                 3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.14
--------------------------------------------------
Common Share Net Asset Value                $14.41
--------------------------------------------------
Market Yield                                 6.58%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.40%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.36%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $347,496
--------------------------------------------------
Average Effective Maturity (Years)           21.78
--------------------------------------------------
Leverage-Adjusted Duration                   11.89
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         1.18%         8.58%
--------------------------------------------------
Since Inception               -3.35%         6.36%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         31%
--------------------------------------------------
Tax Obligation/General                         21%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------
Education and Civic Organizations               8%
--------------------------------------------------



Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
3/02                    0.072
4/02                    0.072
5/02                    0.072
6/02                    0.072
7/02                    0.072
8/02                    0.072
9/02                    0.072
10/02                   0.072
11/02                   0.072
12/02                   0.072
1/03                    0.072
2/03                    0.072



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/1/02                  13.95
                        13.95
                        13.85
                        13.1
                        13.49
                        13.65
                        13.5
                        13.82
                        13.6
                        13.75
                        13.75
                        13.84
                        13.6
                        13.76
                        13.66
                        13.51
                        13.65
                        13.58
                        13.95
                        13.9
                        14.05
                        13.93
                        14
                        13.98
                        13.91
                        13.79
                        14
                        14.13
                        14.23
                        14.08
                        14
                        14.25
                        13.94
                        13.45
                        13.31
                        13.7
                        13.64
                        13.35
                        13.26
                        13.3
                        13.37
                        13.02
                        13.1
                        13.12
                        13.5
                        13.14
                        13.05
                        13.07
                        13.2
                        13.15
                        13
                        13.04
2/28/03                 13.14



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

Nuveen Insured California Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of February 28, 2003





NKL



PIE CHART:
CREDIT QUALITY
INSURED                           90%
AAA (UNINSURED)                    1%
AA (UNINSURED)                     4%
A (UNINSURED)                      5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.68
--------------------------------------------------
Common Share Net Asset Value                $15.36
--------------------------------------------------
Market Yield                                 6.21%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.87%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.78%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $234,344
--------------------------------------------------
Average Effective Maturity (Years)           20.38
--------------------------------------------------
Leverage-Adjusted Duration                   11.44
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 3/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                3.37%        13.10%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         28%
--------------------------------------------------
Tax Obligation/General                         27%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------



Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                    0.076
6/02                    0.076
7/02                    0.076
8/02                    0.076
9/02                    0.076
10/02                   0.076
11/02                   0.076
12/02                   0.076
1/03                    0.076
2/03                    0.076

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/28/02                 15.15
                        15
                        15.05
                        15.05
                        15
                        15.05
                        15.11
                        15.08
                        15.05
                        15.05
                        15
                        14.9
                        14.84
                        14.99
                        14.95
                        15.22
                        15.05
                        14.9
                        15.1
                        15.01
                        15.18
                        15.1
                        15
                        15.14
                        15.25
                        15.05
                        15.32
                        15.25
                        15.17
                        14.3
                        14.2
                        14.64
                        14.59
                        14.6
                        14.63
                        14.7
                        14.8
                        14.31
                        14.3
                        14.3
                        14.45
                        14.6
                        14.24
                        14.3
                        14.45
                        14.59
                        14.4
                        14.6
2/28/03                 14.68


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0515 per share.

Nuveen Insured California Tax-Free Advantage Municipal Fund

Performance
   OVERVIEW As of February 28, 2003



NKX



PIE CHART:
CREDIT QUALITY
INSURED                           81%
AAA (UNINSURED)                    6%
AA (UNINSURED)                     2%
A (UNINSURED)                      8%
BBB (UNINSURED)                    2%
NR (UNINSURED)                     1%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.60
--------------------------------------------------
Common Share Net Asset Value                $14.49
--------------------------------------------------
Market Yield                                 6.21%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.87%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.78%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $85,249
--------------------------------------------------
Average Effective Maturity (Years)           22.67
--------------------------------------------------
Leverage-Adjusted Duration                   12.39
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 11/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -1.66%         2.19%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         40%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------



Bar Chart:
MONTHLY TAX-FREE DIVIDENDS PER SHARE
1/02                    0.0755
2/03                    0.0755

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/22/02                15.1
                        15.05
                        15
                        15
                        15
                        14.94
                        14.85
                        14.9
                        14.9
                        14.75
                        14.7
                        14.2
                        14.28
2/28/03                 14.6



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.


                        Shareholder
                               MEETING REPORT

                        The Shareholder Meeting was held in Chicago, Illinois on November 21, 2002.

                                                         NPC                            NCL                          NCU
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS
WAS REACHED AS FOLLOWS:
                                                           Preferred                 Preferred   Preferred                 Preferred
                                                  Common      Shares        Common      Shares      Shares        Common      Shares
                                                  Shares    Series-T        Shares    Series-T   Series-TH        Shares    Series-M
====================================================================================================================================
Robert P. Bremner
   For                                         5,910,053       1,688    11,913,600       1,731       1,612     5,403,698       1,544
   Withhold                                       39,885          11        95,502           1          18        63,387           9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,949,938       1,699    12,009,102       1,732       1,630     5,467,085       1,553
====================================================================================================================================
Lawrence H. Brown
   For                                         5,908,170       1,688    11,908,241       1,731       1,612     5,404,747       1,544
   Withhold                                       41,768          11       100,861           1          18        62,338           9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,949,938       1,699    12,009,102       1,732       1,630     5,467,085       1,553
====================================================================================================================================
Anne E. Impellizzeri
   For                                         5,906,970       1,688    11,910,041       1,731       1,612     5,399,929       1,544
   Withhold                                       42,968          11        99,061           1          18        67,156           9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,949,938       1,699    12,009,102       1,732       1,630     5,467,085       1,553
====================================================================================================================================
Peter R. Sawers
   For                                         5,908,270       1,688    11,908,141       1,731       1,612     5,404,747       1,544
   Withhold                                       41,668          11       100,961           1          18        62,338           9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,949,938       1,699    12,009,102       1,732       1,630     5,467,085       1,553
====================================================================================================================================
Judith M. Stockdale
   For                                         5,908,753       1,688    11,917,350       1,731       1,612     5,401,698       1,544
   Withhold                                       41,185          11        91,752           1          18        65,387           9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       5,949,938       1,699    12,009,102       1,732       1,630     5,467,085       1,553
====================================================================================================================================
William J. Schneider
   For                                                --       1,688            --       1,731       1,612            --       1,544
   Withhold                                           --          11            --           1          18            --           9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --       1,699            --       1,732       1,630            --       1,553
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                --       1,688            --       1,731       1,612            --       1,544
   Withhold                                           --          11            --           1          18            --           9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --       1,699            --       1,732       1,630            --       1,553
====================================================================================================================================


                                       15

                        Shareholder
                               MEETING REPORT (continued)

                                       NAC                                  NVX                                   NZH
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS
WAS REACHED AS FOLLOWS:

                                   Preferred   Preferred                 Preferred   Preferred                 Preferred   Preferred
                           Common     Shares      Shares         Common     Shares      Shares         Common     Shares      Shares
                           Shares  Series-TH    Series-F         Shares   Series-M    Series-F         Shares   Series-M   Series-TH
====================================================================================================================================
Robert P. Bremner
   For                 23,065,597      3,379       3,138     14,640,718      2,079       2,103     23,765,798      3,681       3,720
   Withhold               190,245         31          56        110,021          3          --        148,330         18           9
------------------------------------------------------------------------------------------------------------------------------------
   Total               23,255,842      3,410       3,194     14,750,739      2,082       2,103     23,914,128      3,699       3,729
====================================================================================================================================
Lawrence H. Brown
   For                 23,058,801      3,379       3,138     14,638,758      2,079       2,103     23,764,123      3,681       3,720
   Withhold               197,041         31          56        111,981          3          --        150,005         18           9
------------------------------------------------------------------------------------------------------------------------------------
   Total               23,255,842      3,410       3,194     14,750,739      2,082       2,103     23,914,128      3,699       3,729
====================================================================================================================================
Anne E. Impellizzeri
   For                 23,058,934      3,379       3,138     14,640,091      2,079       2,103     23,766,798      3,681       3,720
   Withhold               196,908         31          56        110,648          3          --        147,330         18           9
------------------------------------------------------------------------------------------------------------------------------------
   Total               23,255,842      3,410       3,194     14,750,739      2,082       2,103     23,914,128      3,699       3,729
====================================================================================================================================
Peter R. Sawers
   For                 23,060,466      3,379       3,138     14,640,131      2,079       2,103     23,766,798      3,681       3,720
   Withhold               195,376         31          56        110,608          3          --        147,330         18           9
------------------------------------------------------------------------------------------------------------------------------------
   Total               23,255,842      3,410       3,194     14,750,739      2,082       2,103     23,914,128      3,699       3,729
====================================================================================================================================
Judith M. Stockdale
   For                 23,070,769      3,379       3,138     14,640,718      2,079       2,103     23,763,123      3,681       3,720
   Withhold               185,073         31          56        110,021          3          --        151,005         18           9
------------------------------------------------------------------------------------------------------------------------------------
   Total               23,255,842      3,410       3,194     14,750,739      2,082       2,103     23,914,128      3,699       3,729
====================================================================================================================================
William J. Schneider
   For                         --      3,379       3,138             --      2,079       2,103             --      3,681       3,720
   Withhold                    --         31          56             --          3          --             --         18           9
------------------------------------------------------------------------------------------------------------------------------------
   Total                       --      3,410       3,194             --      2,082       2,103             --      3,699       3,729
====================================================================================================================================
Timothy R. Schwertfeger
   For                         --      3,379       3,138             --      2,079       2,103             --      3,681       3,720
   Withhold                    --         31          56             --          3          --             --         18           9
------------------------------------------------------------------------------------------------------------------------------------
   Total                       --      3,410       3,194             --      2,082       2,103             --      3,699       3,729
====================================================================================================================================


                                       16

                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)

                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.1%

$       2,000   California Educational Facilities Authority, Revenue Bonds, Santa     9/06 at 102.00         AAA      $   2,213,360
                 Clara University, Series 1996, 5.750%, 9/01/26 - MBIA Insured

        5,000   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102.00         Aaa          5,228,150
                 Bonds, California Loan Program,  Series 2001A, 5.400%, 3/01/21
                 (Alternative Minimum Tax) - MBIA Insured

        2,000   The Regents of the University of California, Multiple Purpose         9/10 at 101.00         AAA          2,048,380
                 Projects Revenue Bonds, 2002 Series O, 5.125%, 9/01/31 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.6%

        3,000   California Health Facilities Financing Authority, Insured Revenue     8/08 at 101.00         AAA          3,111,720
                 Bonds, Sutter Health, Series 1998A, 5.375%, 8/15/30 -
                 MBIA Insured

        1,500   California Statewide Communities Development Authority,               8/09 at 101.00         AAA          1,638,270
                 Certificates of Participation, Members of the Sutter Health
                 Obligated Group, 5.500%, 8/15/19 - FSA Insured

        4,800   The Regents of the University of California, Hospital Revenue Bonds,  7/06 at 101.00         AAA          5,265,312
                 University of California Davis Medical Center, Series 1996,
                 5.750%, 7/01/24 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.7%

        1,000   ABAG Finance Authority for Nonprofit Corporations, California,        9/09 at 100.00         AAA          1,059,910
                 Multifamily Housing Revenue Bonds, Civic Center Drive Apartments
                 Project, 1999 Series A, 5.800%, 9/01/20 (Alternative Minimum
                 Tax) - FSA Insured

        3,865   The City of Los Angeles, California, Tax-Exempt Mortgage Revenue      7/03 at 100.00         AAA          3,884,132
                 Refunding Bonds, Series 1993A, FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects, 6.300%, 1/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.5%

        1,075   California Housing Finance Agency, Single Family Mortgage Bonds II,   2/07 at 102.00         AAA          1,137,662
                 1997 Series A-1, 6.000%, 8/01/20 (Alternative Minimum Tax) -
                 MBIA Insured

        1,420   California Housing Finance Agency, Home Mortgage Revenue              8/08 at 101.00         AAA          1,486,555
                 Bonds, Series 1998Q, 5.050%, 8/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 31.9%

                State of California, Various Purpose General Obligation Bonds:
        7,995    5.750%, 3/01/22 - MBIA Insured                                       3/10 at 101.00         AAA          8,706,315
        2,000    5.750%, 3/01/27 - MBIA Insured                                       3/10 at 101.00         AAA          2,146,020

        2,000   State of California, Veterans General Obligation Bonds,               6/07 at 101.00         AAA          2,034,420
                 2001 Series BZ, 5.375%, 12/01/24 (Alternative Minimum Tax) -
                 MBIA Insured

        1,225   Fresno Unified School District, Fresno County, California, 1998       2/13 at 103.00         AAA          1,484,896
                 General Obligation Refunding Bonds, Series A, 6.550%, 8/01/20 -
                 MBIA Insured

        2,500   Fresno Unified School District, Fresno County, California, General    8/09 at 102.00         AAA          2,604,100
                 Obligation Bonds, Election of 2001, Series 2001A,
                 5.125%, 8/01/26 - FSA Insured

        2,000   Los Angeles Unified School District, California, General              7/08 at 102.00         AAA          2,073,840
                 Obligation Bonds, 1997 Series A, 5.000%, 7/01/21 -
                 FGIC Insured

          500   Los Angeles Unified School District, California, General Obligation   7/10 at 100.00         AAA            531,950
                 Bonds, Election of 1997, Series 2000D, 5.375%, 7/01/25 -
                 FGIC Insured

        3,000   Pomona Unified School District, California, General Obligation        8/11 at 103.00         AAA          3,590,310
                 Refunding Bonds, Series 1997-A, 6.500%, 8/01/19 - MBIA Insured

                San Diego Unified School District, San Diego County, California,
                General Obligation Bonds, Election of 1998, Series 2001C:
        1,335    5.000%, 7/01/21 - FSA Insured                                        7/11 at 102.00         AAA          1,400,335
        3,500    5.000%, 7/01/22 - FSA Insured                                        7/11 at 102.00         AAA          3,647,630
        4,895    5.000%, 7/01/23 - FSA Insured                                        7/11 at 102.00         AAA          5,072,786

                                       17


                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.6%

$       2,000   State Public Works Board of the State of California, Lease Revenue   11/09 at 101.00         AAA      $   2,150,900
                 Bonds, California Department of Health Services, 1999 Series A,
                 Richmond Laboratory Project, 5.750%, 11/01/24 - MBIA Insured

        1,835   Corona-Norco Unified School District, California, Special Tax         9/12 at 100.00         AAA          1,874,379
                 Bonds, Community Facilities District No. 98-1, Series 2002,
                 5.100%, 9/01/32 - AMBAC Insured

        5,000   City of El Monte, California, Department of Public Services Facility  1/11 at 100.00         AAA          5,156,800
                 Phase II, Certificates of Participation, Senior Lien Series 2001,
                 5.250%, 1/01/34 - AMBAC Insured

        3,890   Santa Clara County Financing Authority, California, Lease Revenue    11/07 at 102.00         AAA          4,004,794
                 Bonds, VMC Facility Replacement Project, 1994 Series A,
                 5.000%, 11/15/22 - AMBAC Insured

        6,500   Tustin Unified School District, Orange County, California, Community  9/12 at 100.00         AAA          6,567,600
                 Facilities District No. 97-1, Special Tax Bonds, 2002 Series A,
                 5.000%, 9/01/32 - FSA Insured

        2,805   Yucaipa-Calimesa Joint Union School District, San Bernardino         10/11 at 100.00         AAA          2,835,126
                 County, California, General Obligation Bonds, Series 2001A
                 Refunding, 5.000%, 10/01/31 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 26.6%

        6,000   Huntington Park Redevelopment Agency, California, Single Family         No Opt. Call         AAA          8,736,720
                 Residential Mortgage Revenue Refunding Bonds, 1986 Series A,
                 8.000%, 12/01/19

        5,135   Community Redevelopment Agency of the City of Palmdale,                 No Opt. Call         AAA          7,154,441
                 California, Single Family Mortgage  Revenue Bonds, Series 1986A
                 Restructured, 8.000%, 3/01/16 (Alternative Minimum Tax)

        6,220   County of Riverside, California, Single Family Mortgage Revenue         No Opt. Call         AAA          9,674,215
                 Bonds, GNMA Mortgage-Backed Securities Program, Issue 1987A,
                 9.000%, 5/01/21 (Alternative Minimum Tax)

        1,485   City of San Jose, California, Single Family Mortgage Revenue            No Opt. Call         AAA          2,237,850
                 Bonds, 1985 Series A, 9.500%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.8%

        4,000   California Pollution Control Financing Authority, Pollution Control   6/03 at 102.00         AAA          4,097,000
                 Revenue Bonds, Southern California Edison Company,
                 1992 Series B, 6.400%, 12/01/24 (Alternative Minimum Tax) -
                 MBIA Insured

        4,000   City of Chula Vista, California, Industrial Development Revenue       6/03 at 102.00          A+          4,088,720
                 Bonds, San Diego Gas and Electric Company, 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.7%

        7,000   The City of Los Angeles, California, Wastewater System Revenue       11/03 at 102.00         AAA          7,070,560
                 Bonds, Series 1993D, 4.700%, 11/01/19 - FGIC Insured

        3,400   Public Facilities Financing Authority of the City of San Diego,       5/07 at 101.00         AAA          3,534,810
                 California, Sewer Revenue Bonds, Series 1997A,
                 5.250%, 5/15/22 - FGIC Insured

        2,150   Santa Clara Valley Water District, California, Water Utility          6/10 at 100.00         AAA          2,191,581
                 System Revenue Bonds, Series 2000A, 5.125%, 6/01/31 -
                 FGIC Insured

        5,000   Wheeler Ridge-Maricopa Water Storage District, Kern County,          11/06 at 102.00         AAA          5,713,551
                 California, 1996 Water Refunding Bonds, 5.700%, 11/01/15 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     123,030   Total Long-Term Investments (cost $124,072,432) - 131.5%                                                137,455,100
=============-----------------------------------------------------------------------------------------------------------------------

                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 6.4%

$       6,700   California Infrastructure and Economic Development Authority,                               A-1+      $   6,700,000
                 Insured Revenue Bonds, The Rand Corporation, Series 2002B,
                 Variable Rate Demand Obligations, 1.100%, 4/01/42 -
                 AMBAC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       6,700   Total Short-Term Investments (cost $6,700,000)                                                            6,700,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.1%                                                                      5,389,169
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (43.0)%                                                        (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 104,544,269
                ====================================================================================================================

                    All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market
                    Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                    Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       19

                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.0%

                California Educational Facilities Authority, Revenue Bonds,
                 Santa Clara University, Series 1996:
$       2,400    5.750%, 9/01/21 - MBIA Insured                                       9/06 at 102.00         AAA        $ 2,707,800
        3,000    5.750%, 9/01/26 - MBIA Insured                                       9/06 at 102.00         AAA          3,320,040

        2,000   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          2,287,940
                 University of the Pacific, Series 2000, 5.875%, 11/01/20 -
                 MBIA Insured

        6,615   California Educational Facilities Authority, Revenue Bonds, Loyola      No Opt. Call         Aaa          1,263,597
                 Marymount University, Series 2001A Refunding,
                 0.000%, 10/01/33 - MBIA Insured

        5,000   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102.00         Aaa          5,228,150
                 Bonds, California Loan Program,  Series 2001A, 5.400%, 3/01/21
                 (Alternative Minimum Tax) - MBIA Insured

                California Infrastructure and Economic Development Bank, Revenue
                Bonds, Asian Art Museum of San Francisco Project, Series 2000:
        1,295    5.500%, 6/01/19 - MBIA Insured                                       6/10 at 101.00         AAA          1,429,058
        1,000    5.500%, 6/01/20 - MBIA Insured                                       6/10 at 101.00         AAA          1,097,610

        1,900   The Regents of the University of California, University of California 11/03 at 102.00        AAA          1,989,091
                 Housing System Revenue Bonds, Series A, 5.500%, 11/01/18 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 5.2%

        1,450   California Health Facilities Financing Authority, Insured Health      7/06 at 102.00         AAA          1,655,016
                 Facility Refunding Revenue Bonds, Mark Twain St. Joseph's
                 Healthcare, 1996 Series A, 6.000%, 7/01/19 - MBIA Insured

        5,000   California Health Facilities Financing Authority, Insured Health      7/06 at 102.00         AAA          5,591,800
                 Facility Refunding Revenue Bonds, Catholic Healthcare
                 West, 1996 Series A, 6.000%, 7/01/25 - MBIA Insured

        2,500   City of Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00         AAA          2,839,750
                  Foundation - Kaiser Permanente, Series 1999A,
                  6.000%, 1/01/29 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.9%

                ABAG Finance Authority for Nonprofit Corporations, California,
                Multifamily Housing Revenue Bonds, Civic Center Drive Apartments
                Project, 1999 Series A:
        4,000    5.800%, 9/01/20 (Alternative Minimum Tax) - FSA Insured              9/09 at 100.00         AAA          4,239,640
        1,370    5.875%, 3/01/32 (Alternative Minimum Tax) - FSA Insured              9/09 at 100.00         AAA          1,439,391

        3,460   The Community Redevelopment Agency of the City of Los Angeles,        6/05 at 105.00         AAA          3,840,254
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A, Angelus Plaza Project, 7.400%, 6/15/10

        7,400   Housing Authority of the County of Santa Cruz, California,            5/03 at 102.00         Aaa          7,567,388
                 Tax-Exempt Multifamily Housing Revenue Refunding Bonds,
                 Series 1993A, GNMA Collateralized - Meadowview Apartments,
                 6.125%, 5/20/28


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.6%

        2,845   California Housing Finance Agency, Single Family Mortgage             8/07 at 101.50         AAA          2,987,165
                 Bonds II, 1997 Series C-2, 5.625%, 8/01/20 (Alternative
                 Minimum Tax) - MBIA Insured

           35   California Housing Finance Agency, Home Mortgage Revenue              2/06 at 102.00         AAA             35,590
                 Bonds, 1996 Series E, 6.150%, 8/01/25 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 16.4%

        1,460   ABC Unified School District, Los Angeles County, California,          8/10 at 101.00         AAA          1,669,773
                 General Obligation Bonds, Election of 1997, Series B,
                 5.750%, 8/01/16 - FGIC Insured

          485   State of California, General Obligation Veterans Welfare Bonds,      12/03 at 102.00         AAA            490,951
                 Series 1997BH, 5.500%, 12/01/24 (Alternative Minimum Tax) -
                 FSA Insured

                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                State of California, Various Purpose General Obligation Bonds:
$       7,995    5.750%, 3/01/22 - MBIA Insured                                       3/10 at 101.00         AAA      $   8,706,315
        2,500    5.500%, 9/01/24 - FSA Insured                                        9/09 at 101.00         AAA          2,639,050
        2,000    5.750%, 3/01/27 - MBIA Insured                                       3/10 at 101.00         AAA          2,146,020

        3,000   State of California, Veterans General Obligation Bonds,               6/07 at 101.00         AAA          3,051,630
                 2001 Series BZ, 5.375%, 12/01/24 (Alternative Minimum
                 Tax) - MBIA Insured

        2,575   Calipatria Unified School District, Imperial County, California,      8/06 at 102.00         AAA          2,933,337
                 General Obligation Bonds, 1996 Series A, 5.625%, 8/01/13 -
                 AMBAC Insured

                Fresno Unified School District, Fresno County, California,
                General Obligation Bonds, Election of 1995, Series 2001F:
        1,065    5.125%, 8/01/21 - FSA Insured                                        8/09 at 102.00         AAA          1,130,604
        1,160    5.125%, 8/01/22 - FSA Insured                                        8/09 at 102.00         AAA          1,224,624
        1,220    5.125%, 8/01/23 - FSA Insured                                        8/09 at 102.00         AAA          1,276,889

        1,500   Hacienda La Puente Unified School District, County of                 8/10 at 101.00         AAA          1,565,805
                 Los Angeles, California, General Obligation Bonds, Election
                 of 2000, Series A, 5.250%, 8/01/25 - MBIA Insured

        1,750   Lake Tahoe Unified School District, El Dorado County, California,     8/09 at 100.00         AAA          1,815,048
                 General Obligation Bonds, Election of 1999, Series A,
                 5.250%, 8/01/24 - FGIC Insured

        1,125   San Diego Unified School District, California, 1999 General             No Opt. Call         AAA            447,885
                 Obligation Bonds, Election of 1998, Series A, 0.000%, 7/01/21 -
                 FGIC Insured

        2,500   San Francisco Community College District, California, General         6/10 at 102.00         Aaa          2,549,175
                 Obligation Bonds, 2002 Series A, 5.000%, 6/15/26 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 52.5%

                Anaheim Public Financing Authority, California, Subordinate
                Lease Revenue Bonds, Anaheim Public Improvements Project, 1997
                Series C:
        5,130    0.000%, 9/01/18 - FSA Insured                                          No Opt. Call         AAA          2,441,675
        8,000    0.000%, 9/01/21 - FSA Insured                                          No Opt. Call         AAA          3,146,960

        5,250   State Public Works Board of the State of California, Lease            1/06 at 100.00         AAA          5,592,300
                 Revenue Bonds, Department of Corrections, 1996 Series A,
                 California Substance Abuse Treatment Facility and State
                 Prison At Corcoran, Corcoran II, 5.250%, 1/01/21 -
                 AMBAC Insured

        3,450   State Public Works Board of the State of California, Lease Revenue   11/09 at 101.00         AAA          3,710,303
                 Bonds, California Department of Health Services, 1999 Series A,
                 Richmond Laboratory Project, 5.750%, 11/01/24 - MBIA Insured

        5,000   Community Redevelopment Agency of the City of Compton,                8/05 at 102.00         AAA          5,662,400
                 California, Refunding Tax Allocation Bonds, Compton
                 Redevelopment Project, Series 1995A, Project Tax Revenues,
                 Subventions and Housing Tax Revenues, 6.500%, 8/01/13 -
                 FSA Insured

        4,000   County of Contra Costa, California, Certificates of Participation,   11/07 at 102.00         AAA          4,330,480
                 Merrithew Memorial Hospital Replacement Project, Refunding
                 Series 1997, 5.500%, 11/01/22 - MBIA Insured

        1,900   Corona-Norco Unified School District, California, Special             9/12 at 100.00         AAA          1,961,123
                 Tax Bonds, Community Facilities District No. 98-1, Series 2002,
                 5.100%, 9/01/25 - AMBAC Insured

        6,000   City of El Monte, California, Department of Public Services           1/11 at 100.00         AAA          6,226,140
                 Facility Phase II, Certificates of Participation, Senior Lien
                 Series 2001, 5.000%, 1/01/21 - AMBAC Insured

        3,000   Galt Schools Joint Powers Authority, Sacramento County,              11/07 at 102.00         AAA          3,364,680
                 California, 1997 Refunding Revenue Bonds, Series A,
                 High School and Elementary School Facilities,
                 5.875%, 11/01/24 - MBIA Insured

        5,000   Kern County Board of Education, California, Refunding                 5/08 at 102.00         AAA          5,139,100
                 Certificates of Participation, 1998 Series A,
                 5.200%, 5/01/28 - MBIA Insured

        5,000   La Quinta Redevelopment Agency, California, Project Area              9/07 at 102.00         AAA          5,128,350
                 No. 1 Tax Allocation Bonds, Series 1998 Refunding,
                 5.200%, 9/01/28 - AMBAC Insured

        3,865   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          4,005,995
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Lien Series 2000A, 5.250%, 7/01/30 - FGIC Insured

        1,980   Menifee Union School District, Riverside County, California,          9/06 at 102.00         AAA          2,238,509
                 Certificates of Participation, 1996 School Project,
                 6.125%, 9/01/24 - FSA Insured

        2,690   Norwalk Community Facilities Financing Authority, Los Angeles         9/05 at 102.00         AAA          3,016,593
                 County, California, Tax Allocation Refunding Revenue
                 Bonds, 1995 Series A, 6.000%, 9/01/15 - FSA Insured

                                       21


                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Poway Redevelopment Agency, California, Tax Allocation Refunding     12/10 at 102.00         AAA      $   2,205,340
                 Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 - MBIA Insured

        9,000   City of Redlands, California, Certificates of Participation,          9/03 at 102.00         AAA          9,376,200
                 1993 Refunding of 1986 and 1987 Projects, 5.800%, 9/01/17 -
                 AMBAC Insured

        5,000   City of San Bernardino, California, Refunding Certificates of         9/09 at 102.00         AAA          5,492,400
                 Participation, Police Station, South Valle Refundings and 201
                 Building Projects, San Bernardino Joint Powers Financing
                 uthority, 5.500%, 9/01/20 - MBIA Insured

        3,500   San Francisco Bay Area Rapid Transit District, California, Sales      7/09 at 101.00         AAA          3,669,925
                 Tax Revenue Bonds, Series 1999, 5.500%, 7/01/34 - FGIC Insured

        1,930   Santa Margarita/Dana Point Authority, Orange County, California,        No Opt. Call         AAA          2,205,025
                 Revenue Bonds, Series A, 1994 Improvement Districts Nos. 1, 2,
                 2A and 8 General Obligation Bond Refinancing, 7.250%,
                 8/01/05 - MBIA Insured

                South Orange County Public Financing Authority, California,
                Special Tax Revenue Bonds, 1994 Series C, Foothill Area:
        3,000    8.000%, 8/15/08 - FGIC Insured                                         No Opt. Call         AAA          3,835,980
        6,830    8.000%, 8/15/09 - FGIC Insured                                         No Opt. Call         AAA          8,853,661

        3,685   Redevelopment Agency of Suisun City, County of Solano,               10/03 at 102.00         AAA          3,854,510
                 California, 1993 Tax Allocation Refunding Bonds, Suisun City
                 Redevelopment Project, 5.900%, 10/01/23 - MBIA Insured

        5,450   City of Visalia, California, Visalia Public Finance Authority,       12/06 at 102.00         AAA          5,790,843
                 Refunding Certificates of Participation, Motor Vehicle License
                 Fee Enhancement, Series 1996A, 5.375%, 12/01/26 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.3%

        6,500   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 65.32         AAA          3,004,820
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 0.000%, 1/15/18 - MBIA Insured

        4,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          4,031,320
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

        5,000   Airports Commission of the City and County of San Francisco,          5/11 at 100.00         AAA          5,074,300
                 California, San Francisco International Airport, Second Series
                 Revenue Refunding Bonds, Issue 27A, 5.250%, 5/01/31
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.6%

        3,525   Alameda County, California, Certificates of Participation,            9/06 at 102.00         AAA          4,146,422
                 Series 1991, Alameda County Public Facilities Corporation,
                 6.000%, 9/01/21 (Pre-refunded to 9/01/06) - MBIA Insured

        4,485   Alameda County, California, Certificates of Participation,           12/03 at 102.00         AAA          4,733,334
                 Series 1993 Refunding, Santa Rita Jail Project,
                 5.700%, 12/01/14 (Pre-refunded to 12/01/03) - MBIA Insured

        3,000   Escondido Union High School District, San Diego County,              11/06 at 102.00         AAA          3,337,950
                  California, General Obligation Bonds, 1996 Election,
                 5.700%, 11/01/10 - MBIA Insured

        4,320   County of Riverside, California, Single Family Mortgage Revenue         No Opt. Call         AAA          6,275,318
                  Bonds, GNMA Mortgage-Backed Securities Program,
                 Issue 1987B, 8.625%, 5/01/16 (Alternative Minimum Tax)

        1,850   Sacramento City Unified School District, Sacramento County,           7/09 at 102.00         Aaa          2,227,881
                 California, General Obligation Bonds, Series 2000A,
                 5.750%, 7/01/18 (Pre-refunded to 7/01/09) - FGIC Insured

        9,000   Airports Commission of the City and County of San Francisco,          5/04 at 101.00         AAA          9,623,070
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 8B, 6.100%, 5/01/20 (Pre-refunded
                 to 5/01/04) - FGIC Insured

        1,450   City of Torrance, California, Hospital Revenue Bonds,                12/05 at 100.00         AAA          1,649,607
                 Little Company of Mary Hospital, 1985 Series A,
                 7.100%, 12/01/15 (Pre-refunded to 12/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.1%

        3,740   California Pollution Control Financing Authority, Pollution           9/09 at 101.00         AAA          3,900,035
                 Control Revenue Refunding Bonds, Southern California Edison
                 Company, Series 1999B, 5.450%, 9/01/29 - MBIA Insured

        3,215   Modesto Irrigation District Financing Authority, California,         10/06 at 102.00         AAA          3,709,821
                 Refunding Revenue Bonds, Series A, 6.000%, 10/01/15 -
                 MBIA Insured

                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA      $   3,157,830
                 2002 Series II, 5.125%, 7/01/26 - FSA Insured

        1,790   Sacramento City Financing Authority, California, Capital             12/09 at 102.00         AAA          2,041,244
                 Improvement Revenue Bonds, Series 1999, Solid Waste and
                 Redevelopment Projects, 5.800%, 12/01/19 - AMBAC Insured

        3,500   Sacramento Municipal Utility District, California, Electric Revenue   8/06 at 102.00         AAA          3,845,135
                 Bonds, 1996 Series J, 5.600%, 8/15/24 - AMBAC Insured

        1,950   Salinas Valley Solid Waste Authority, California, Revenue Bonds,      8/12 at 100.00         AAA          1,988,123
                 Series 2002, 5.250%, 8/01/27 (Alternative Minimum Tax) -
                 AMBAC Insured

        6,650   Turlock Irrigation District, California, Revenue Bonds,               7/03 at 100.00         AAA          6,675,204
                 Series 1992A Refunding, 5.750%, 1/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.0%

        3,530   Castaic Lake Water Agency, California, Refunding Revenue                No Opt. Call         AAA          3,869,586
                 Certificates of Participation, Water System Improvement Projects,
                 Series 1994A, 8.000%, 8/01/04 - MBIA Insured

        2,975   Chino Basin Regional Financing Authority, California, Revenue         8/04 at 102.00         AAA          3,217,701
                 Bonds, Series 1994, Chino Basin  Municipal Water District
                 Sewer System Project, 6.000%, 8/01/16 - AMBAC Insured

        2,775   Pomona Public Financing Authority, California, 1999 Revenue           5/09 at 101.00         AAA          2,917,218
                 Bonds, Series AC, Water Facilities Project, 5.500%, 5/01/29 -
                 FGIC Insured

        1,000   Sacramento County Sanitation Districts Financing Authority,          12/10 at 101.00         AAA          1,099,469
                 California, Revenue Bonds, Series 2000A, Sacramento Regional
                 County Sanitation District, 5.500%, 12/01/20 - AMBAC Insured

        2,000   South San Joaquin Irrigation District, San Joaquin County,            7/03 at 102.00         AAA          2,047,079
                 California, 1993 Refunding Revenue Certificates of Participation,
                 1987 Project and 1992 Project, 5.500%, 1/01/15 - AMBAC Insured

        5,410   City of Tulare, California, 1996 Sewer Revenue Bonds,                11/06 at 102.00         AAA          6,108,484
                 5.750%, 11/15/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     266,930   Total Long-Term Investments (cost $248,289,977) - 140.6%                                                271,095,829
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 3.9%

        7,500   Puerto Rico Government Development Bank, Adjustable                                       VMIG-1          7,500,000
                 Refunding Bonds, Series 1985, Variable Rate Demand Bonds,
                 0.890%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       7,500   Total Short-Term Investments (cost $7,500,000)                                                            7,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.8%                                                                      9,230,032
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.3)%                                                        (95,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 192,825,861
                ====================================================================================================================

                    All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market
                    Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                    Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                 + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       23

                            Nuveen California Premium Income Municipal Fund (NCU)

                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.0%

$       1,500   California County Tobacco Securitization Agency, Tobacco Settlement   6/12 at 100.00          A1      $   1,370,415
                 Asset-Backed Bonds, Alameda County Tobacco Asset
                 Securitization Corporation, Series 2002, 5.750%, 6/01/29

        4,000   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00          A1          3,624,760
                 Asset-Backed Bonds, Series 2002A, Pooled Tobacco
                 Securitization Program, 5.625%, 5/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.6%

        5,150   California Health Facilities Financing Authority, Hospital            5/03 at 102.00         BB+          4,650,141
                 Revenue Bonds, Downey Community Hospital, Series 1993,
                 5.750%, 5/15/15

        1,185   California Statewide Communities Development Authority,               8/03 at 101.00          A3          1,213,499
                 Hospital Revenue Certificates of Participation, Cedars-Sinai
                 Medical Center, Series 1992, 6.500%, 8/01/15

        8,100   California Statewide Communities Development Authority,                 No Opt. Call         AAA          8,401,806
                 Revenue Refunding Bonds, Sherman Oaks Project, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        2,000   City of Loma Linda, California, Hospital Revenue Bonds, Loma         12/03 at 102.00         BB-          1,974,060
                 Linda University Medical Center Project, Series 1993-A,
                 6.000%, 12/01/06


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 15.9%

        2,000   California Statewide Communities Development Authority,               7/08 at 101.00         BBB          2,096,940
                 Apartment Development Revenue Refunding Bonds, Irvine
                 Apartment Communities, L.P., Series 1998A, 5.250%, 5/15/25
                 (Mandatory put 5/15/13)

        6,205   The Community Redevelopment Agency of the City of                     6/05 at 105.00         AAA          6,886,929
                 Los Angeles, California, Multifamily Housing Revenue
                 Refunding Bonds, 1995 Series A, Angelus Plaza Project,
                 7.400%, 6/15/10

        3,840   City of Stanton, California, Multifamily Housing Revenue              8/07 at 102.00         AAA          4,254,797
                 Bonds, Continental Gardens Apartments, Series 1997,
                 5.625%, 8/01/29 (Alternative Minimum Tax) (Mandatory
                 put 8/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.6%

        2,005   California Housing Finance Agency, Single Family Mortgage             2/07 at 102.00         AAA          2,121,871
                 Bonds II, 1997 Series A-1, 6.000%, 8/01/20 (Alternative
                 Minimum Tax) - MBIA Insured

        1,000   California Housing Finance Agency, Home Mortgage Revenue              8/04 at 102.00         Aa2          1,041,750
                 Bonds, 1994 Series A, 6.550%, 8/01/26

        1,000   California Housing Finance Agency, Home Mortgage Revenue              8/05 at 102.00         AAA          1,033,130
                 Bonds, 1994 Series F-3, 6.100%, 8/01/15 (Alternative
                 Minimum Tax) - MBIA Insured

        2,000   California Housing Finance Agency, Home Mortgage Revenue              2/07 at 102.00         AAA          2,115,100
                 Bonds, 1997 Series B, 6.000%, 8/01/16 (Alternative
                 Minimum Tax) - MBIA Insured

          745   California Rural Home Mortgage Finance Authority, Single                No Opt. Call         AAA            869,765
                 Family Mortgage Revenue Bonds, Mortgage-Backed Securities
                 Program, 1996 Series C, 7.500%, 8/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.6%

        4,000   State of California, General Obligation Veterans Welfare Bonds,       6/04 at 101.00         AA-          4,003,040
                 Series BR, 5.300%, 12/01/29 (Alternative Minimum Tax)

        2,250   Los Angeles Unified School District, Los Angeles County,              7/13 at 100.00         AAA          2,341,125
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 7/01/22 - FSA Insured (WI, settling 3/05/03)

        3,000   Pomona Unified School District, California, General Obligation        8/11 at 103.00         AAA          3,556,890
                 Refunding Bonds, Series 1997-A, 6.150%, 8/01/15 -
                 MBIA Insured

        3,000   San Diego Unified School District, California, 2000 General           7/10 at 100.00         AAA          3,122,610
                 Obligation Bonds, Election of 1998, Series B, 5.125%, 7/01/22 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 49.2%

        3,750   Bonita Canyon Public Facilities Financing Authority, California,      3/03 at 103.00         N/R          3,688,613
                 Community Facilities District  No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,920   State Public Works Board of the State of California, Lease Revenue   11/09 at 101.00         AAA      $   6,463,870
                 Bonds, Department of Veterans Affairs of the State of California,
                 Southern California Veterans Home - Chula Vista Facility, 1999
                 Series A, 5.600%, 11/01/19 - AMBAC Insured

        2,355   City of Carlsbad, California, Assessment District No. 96-1, Limited   3/03 at 101.00         N/R          2,296,690
                 Obligation Improvement Bonds, Rancho Carillo, 5.500%, 9/02/28

          185   Carson Redevelopment Agency, California, Redevelopment Project       10/03 at 102.00         BBB            190,924
                 Area No. 2, Refunding Tax Allocation Bonds, Series 1993,
                 5.875%, 10/01/09

        3,500   City of Livermore Redevelopment Agency, California, Tax Allocation    8/11 at 100.00         AAA          3,558,835
                 Revenue Bonds, Series 2001A, Livermore Redevelopment
                 Project Area, 5.000%, 8/01/26 - MBIA Insured

        2,030   Community Redevelopment Financing Authority of the Community          6/03 at 102.00          BB          2,017,739
                 Redevelopment Agency of the City of Los Angeles, California,
                 Grand Central Square Multifamily Housing Bonds, 1993 Series A,
                 5.750%, 12/01/13 (Alternative Minimum Tax)

        2,000   Redevelopment Agency of the City of Oakland, California,              3/13 at 100.00         AAA          2,274,620
                 Subordinate Lien Tax Allocation Bonds, Central District
                 Redevelopment Project, Series 2003, 5.500%, 9/01/15 -
                 FGIC Insured

        1,000   Community Facilities District No. 88-1 of the City of Poway,          8/08 at 102.00         N/R          1,122,210
                 California, Special Tax Refunding Bonds, Parkway Business
                 Centre, Series 1998, 6.500%, 8/15/09

        5,000   Redevelopment Agency for the County of Riverside, California,        10/11 at 102.00         AAA          5,280,300
                 2001 Tax Allocation Bonds, Jurupa Valley Project Area,
                 5.150%, 10/01/21 - AMBAC Insured

        6,570   Sacramento City Finance Authority, California, Lease Revenue            No Opt. Call         AA-          7,254,594
                 Refunding Bonds, Series 1993B, 5.400%, 11/01/20

                San Marcos Public Facilities Authority, California, Refunding
                Revenue Bonds, Series 1998:
        1,500    5.800%, 9/01/18                                                      9/08 at 101.00        Baa3          1,565,265
        1,000    5.800%, 9/01/27                                                      9/08 at 101.00        Baa3          1,028,330

        2,050   County of Santa Barbara, California, Certificates of Participation,  12/11 at 102.00         AAA          2,235,525
                 Series 2001, 5.250%, 12/01/19 - AMBAC Insured

        2,000   City of Vista, California, Mobile Home Park Revenue Bonds, Vista      3/09 at 102.00         N/R          1,896,700
                 Manor Mobile Home Park Project, Series 1999A, 5.750%, 3/15/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.1%

        2,750   Airports Commission of the City and County of San Francisco,          5/04 at 102.00         AAA          2,955,783
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 5, 6.500%, 5/01/24 (Alternative Minimum
                 Tax) - FGIC Insured

        2,000   Airports Commission of the City and County of San Francisco,          5/06 at 102.00         AAA          2,132,060
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 10A, 5.700%, 5/01/26 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.5%

        1,200   State Public Works Board of the State of California, Lease Revenue   10/04 at 102.00       A-***          1,324,692
                 Bonds, The Trustees of the California State University,
                 1994 Series A, Various California State University Projects,
                 6.375%, 10/01/14 (Pre-refunded to 10/01/04)

          815   Carson Redevelopment Agency, California, Redevelopment Project       10/03 at 102.00      BBB***            854,250
                 Area No. 2, Refunding Tax Allocation Bonds, Series 1993,
                 5.875%, 10/01/09 (Pre-refunded to 10/01/03)

        3,500   Commonwealth of Puerto Rico, Public Improvement Bonds                 7/10 at 100.00         AAA          4,094,650
                 of 2000, General Obligation Bonds, 5.750%, 7/01/21
                 (Pre-refunded to 7/01/10) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.7%

        1,000   California Pollution Control Financing Authority, Pollution Control   6/03 at 102.00         AAA          1,024,250
                 Revenue Bonds, Southern California Edison Company,
                 1992 Series B, 6.400%, 12/01/24 (Alternative Minimum
                 Tax) - FGIC Insured

        2,250   State of California Department of Water Resources, Power              5/12 at 101.00          A3          2,338,493
                 Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        3,000   Merced Irrigation District, California, 2001 Electric System          9/05 at 102.00        Baa3          3,148,770
                 Refunding Revenue Bonds, Electric System Project,
                 6.500%, 9/01/22

        4,580   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          4,924,508
                 Revenue Bonds, 2002 Series Q Refunding,
                 5.250%, 8/15/20 - FSA Insured

                                       25


                            Nuveen California Premium Income Municipal Fund (NCU) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.6%

$       5,000   Culver City, California, Wastewater Facilities Refunding              9/09 at 102.00         AAA      $   5,524,850
                 Revenue Bonds, 1999 Series A, 5.700%, 9/01/29 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     117,935   Total Long-Term Investments (cost $118,148,481) - 148.8%                                                123,875,149
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.2%

        1,000   California Statewide Communities Development Authority,                                      A-1          1,000,000
                 Revenue Bonds, Fremont-Rideout Health Group, Variable Rate
                 Demand Bonds, Series 2001A, 1.050%, 1/01/31 -
                 AMBAC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,000   Total Short-Term Investments (cost $1,000,000)                                                            1,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      1,358,201
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.7)%                                                        (43,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  83,233,350
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

              (WI)  Security purchased on a when-issued basis.

                 + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

                                       26


                            Nuveen California Dividend Advantage Municipal Fund (NAC)

                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.7%

$       5,000   California Statewide Communities Development Authority,              11/09 at 102.00         N/R      $   5,191,350
                 Certificates of Participation, Pride Industries and Pride One,
                 Inc., 7.250%, 11/01/29

        5,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A1          5,031,572
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.250%, 6/01/33

                Tobacco Securitization Authority of Northern California, Tobacco
                Settlement Asset-Backed Bonds, Series 2001A:
        2,500    5.250%, 6/01/31                                                      6/11 at 100.00          A1          2,173,275
        4,500    5.375%, 6/01/41                                                      6/11 at 100.00          A1          3,768,975

        4,485   Tobacco Securitization Authority of Southern California, Tobacco      6/12 at 100.00          A1          4,525,230
                 Settlement Asset-Backed Bonds, Senior Series 2001A,
                 San Diego County Tobacco Asset Securitization Corporation,
                 5.250%, 6/01/27


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.3%

        3,000   Long Beach Bond Finance Authority, California, Lease Revenue         11/11 at 100.00         AAA          3,335,070
                 Refunding Bonds, The Aquarium of the South Pacific,
                 5.500%, 11/01/17 - AMBAC Insured

          700   The Regents of the University of California, Certificates of          1/10 at 101.00         Aa2            734,265
                 Participation, 2002 Series A, San Diego Campus and
                 Sacramento Projects, 5.250%, 1/01/22

        6,000   The Regents of the University of California, Multiple Purpose         9/08 at 101.00          AA          6,482,820
                 Project Revenue Bonds, Series K, 5.000%, 9/01/12

                The Regents of the University of California, Multiple Purpose
                Projects Revenue Bonds, 2002 Series O:
       10,770    5.000%, 9/01/20 - FGIC Insured                                       9/10 at 101.00         AAA         11,309,900
       11,305    5.000%, 9/01/21 - FGIC Insured                                       9/10 at 101.00         AAA         11,812,481


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.3%

        8,400   California Health Facilities Financing Authority, Kaiser             10/08 at 101.00           A          8,822,436
                 Permanente, Revenue Bonds, Series 1998B, 5.250%, 10/01/14
                 (Optional put 10/01/08)

       15,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00          A3         15,929,250
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30

        6,000   California Statewide Communities Development Authority,                 No Opt. Call         AAA          6,223,560
                 Revenue Refunding Bonds, Sherman Oaks Project, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        8,000   Central California Joint Powers Health Financing Authority,           2/10 at 101.00        BBB+          8,179,680
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group Project, Series 2000, 6.000%, 2/01/30

       10,500   Duarte, California, Certificates of Participation, City of Hope       4/09 at 101.00         BBB         10,060,995
                 National Medical Center, Series 1999A, 5.250%, 4/01/31

        3,415   City of Upland, California, Certificates of Participation,            1/04 at 102.00           A          3,537,701
                 1993 Series, San Antonio Community Hospital, 5.250%, 1/01/08

        2,500   City of Whittier, California, Health Facility Revenue Bonds,          6/12 at 101.00          A-          2,546,825
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 14.7%

       15,000   California Statewide Communities Development Authority,               7/08 at 101.00         BBB         16,244,850
                 Apartment Development Revenue Refunding Bonds, Irvine
                 Apartment Communities, L.P., Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

       10,000   California Statewide Communities Development Authority,                 No Opt. Call        BBB+         10,747,700
                 Multifamily Housing Refunding Bonds, Archstone Pelican
                 Point Apartments, Issue 1999H, Archstone Communities
                 Trust, 5.300%, 6/01/29 (Mandatory put 6/01/08)

        5,250   California Statewide Communities Development Authority,               8/12 at 105.00         Aaa          6,051,780
                 Housing Revenue Bonds, GNMA Collateralized - Crowne
                 Pointe Project Refunding, 2002 Series F, 6.750%, 8/20/37

        5,000   County of Contra Costa, California, Multifamily Housing               6/09 at 102.00         N/R          4,993,050
                 Revenue Bonds, Delta View Apartments, Series 1999C,
                 6.750%, 12/01/30 (Alternative Minimum Tax)

                                       27


                            Nuveen California Dividend Advantage Municipal Fund (NAC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$      15,000   Housing Authority of the County of San Bernardino, California,          No Opt. Call          A3      $  15,191,550
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential/Redlands Lawn and Tennis Apartments,
                 Issue 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.5%

        7,920   California Housing Finance Agency, Single Family Mortgage              2/09 at 31.14         AAA          1,778,753
                 Bonds II, 1999 Series D2, 0.000%, 2/01/29 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.3%

        8,500   Riverside County Public Financing Authority, California, Certificates 5/09 at 101.00        BBB-          8,461,665
                 of Participation, Air-Force Village West, Inc., 5.800%, 5/15/29


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.4%

        8,000   State of California, General Obligation Bonds, Series 2002              No Opt. Call           A          8,617,040
                 Refunding, 5.000%, 2/01/12

        6,435   State of California, General Obligation Bonds, Series 2002,             No Opt. Call         AAA          7,703,660
                 6.000%, 4/01/16 - AMBAC Insured

        3,000   Contra Costa Community College District, California, General          8/12 at 100.00         AAA          3,120,960
                 Obligation Bonds, Series 2002, 4.900%, 8/01/20 -
                 FGIC Insured

       18,500   Los Angeles Unified School District, California, General Obligation   7/09 at 101.00         AAA         19,270,155
                  Bonds, Election of 1997, Series 1999C, 5.250%, 7/01/24 -
                 MBIA Insured

       10,845   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA         11,478,999
                 Obligation Bonds, Election of 1997, 2002 Series E,
                 5.000%, 7/01/19 - MBIA Insured

        1,750   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          1,815,818
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 35.0%

        8,665   Bonita Canyon Public Facilities Financing Authority, California,      3/03 at 103.00         N/R          8,523,154
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

                Brentwood Infrastructure Financing Authority, Contra Costa
                County, California, Capital Improvement Revenue Bonds, Series
                2001:
        1,110    5.375%, 11/01/18 - FSA Insured                                      11/11 at 100.00         AAA          1,215,339
        1,165    5.375%, 11/01/19 - FSA Insured                                      11/11 at 100.00         AAA          1,269,337

        1,990   Brentwood Infrastructure Financing Authority, California,             9/12 at 100.00         AAA          2,061,202
                 Infrastructure Revenue Refunding Bonds, Series 2002A,
                 5.125%, 9/02/24 - FSA Insured

        3,515   Dinuba Redevelopment Agency, California, Tax Allocation Bonds,        9/11 at 102.00         AAA          3,637,814
                 Redevelopment Project 2 Refunding, Series 2001,
                 4.875%, 9/01/21 - MBIA Insured

        3,490   City of Fontana, California, Community Facilities District No. 2,     9/08 at 102.00         AAA          3,797,574
                 Village of Heritage, Senior Special Tax Refunding Bonds,
                 1998 Series A, 5.250%, 9/01/17 - MBIA Insured

        3,980   Garden Grove, California, Certificates of Participation, Financing    3/12 at 101.00         AAA          4,334,260
                 Project, Series 2002A, 5.500%, 3/01/22 - AMBAC Insured

        5,500   County of Los Angeles, California, Certificates of Participation,     9/08 at 101.00         AAA          5,543,175
                 1998 Disney Parking Refunding Project, 4.750%, 3/01/23 -
                 MBAC Insured

        5,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          5,099,000
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Series 1998A Refunding, 5.000%, 7/01/23 -
                 AMBAC Insured

       10,000   Los Angeles County Public Works Finance Authority, California,       10/07 at 101.00          AA         10,649,000
                 Revenue Bonds, Series 1997A, Los Angeles County Regional
                 Park and Open Space District, 5.000%, 10/01/16

        9,200   Norco Redevelopment Agency, California, Project Area No. 1            3/11 at 102.00         AAA          9,753,840
                 Tax Allocation Bonds, Series 2001 Refunding,
                 5.000%, 3/01/19 - MBIA Insured

        4,670   City of Oakland Joint Powers Financing Authority, California,           No Opt. Call         AAA          5,420,469
                 Lease Revenue Refunding Bonds, Series 2001, Oakland
                 Convention Centers, 5.500%, 10/01/14 - AMBAC Insured

        3,290   Redevelopment Agency of the City of Oakland, California,              3/13 at 100.00         AAA          3,709,640
                 Central District Redevelopment Project, Subordinate Lien Tax
                 Allocation Bonds, Series 2003, 5.500%, 9/01/16 - FGIC Insured

        4,000   Orange County Local Transportation Authority, California,               No Opt. Call         AAA          4,611,160
                 Measure M Sales Tax Revenue Refunding Bonds, Limited
                 Tax Bonds, Second Senior Bonds, Series 1997A,
                 5.700%, 2/15/08 - AMBAC Insured

                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,600   City of Palm Springs Financing Authority, California, Lease          11/11 at 101.00         AAA      $   5,842,200
                 Revenue Refunding Bonds, Convention Center Project,
                 Series 2001A, 5.000%, 11/01/22 - MBIA Insured

        8,100   Poway Redevelopment Agency, California, Paguay                       12/10 at 102.00         AAA          8,931,627
                 Redevelopment Project, Tax Allocation Refunding Bonds,
                 Series 2000, 5.750%, 6/15/33 - MBIA Insured

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                  8/11 at 100.00         AAA          2,219,500
                 Appropriation Bonds, Series 2001A, 5.500%, 8/01/19 -
                 MBIA Insured

       10,215   Riverside County Public Financing Authority, California,                No Opt. Call         N/R         11,024,743
                 Reassessment Revenue Bonds, Rancho Village Project/AD
                 No. 159, 1999 Series B, Junior Lien Bonds, 6.000%, 9/02/07

        2,500   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          2,829,550
                 Bonds, Series 1993A Refunding, 5.400%, 11/01/20 -
                 AMBAC Insured

        1,205   City and County of San Francisco, California, Certificates of         9/09 at 101.00         AAA          1,235,282
                 Participation, Series 2001A, 30 Van Ness Avenue Property,
                 4.600%, 9/01/18 - MBIA Insured

       24,060   Redevelopment Agency of the City of San Jose, California,             8/08 at 102.00           A         24,660,778
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.6%

       21,150   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 101.00        BBB-         21,627,990
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 5.750%, 1/15/40

        8,515   Harbor Department of the City of Los Angeles, California,             8/11 at 100.00         AAA          9,146,472
                 Revenue Refunding Bonds, Series 2001B, 5.500%, 8/01/18
                 (Alternative Minimum Tax) - AMBAC Insured

       23,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,            5/10 at 100.00         AAA         24,911,760
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        5,000   Airports Commission of the City and County of San Francisco,          5/06 at 101.00         AAA          5,168,350
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 13B, 5.625%, 5/01/21 (Alternative
                 Minimum Tax) - MBIA Insured

       23,275   Airports Commission of the City and County of San Francisco,          5/10 at 101.00         AAA         24,702,223
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 25, 5.750%, 5/01/30 (Alternative
                 Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 2.8%

        3,600   Los Angeles Unified School District, California, General Obligation   7/10 at 100.00         AAA          4,246,992
                 Bonds, Election of 1997, Series 2000D, 5.625%, 7/01/14
                 (Pre-refunded to 7/01/10)

        5,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 2000,        7/10 at 100.00         AAA          5,849,500
                 General Obligation Bonds, 5.750%, 7/01/16 (Pre-refunded
                 to 7/01/10) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.9%

        9,750   State of California Department of Water Resources, Power Supply       5/12 at 101.00          A3         10,133,468
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        7,000   Department of Water and Power of Los Angeles, California,             7/11 at 100.00         AAA          7,438,900
                 Power System Revenue Bonds, 2001 Series A1,
                 5.250%, 7/01/21 - FSA Insured

        8,370   Department of Water and Power of Los Angeles, California,             7/11 at 100.00         AAA          9,083,208
                 Power System Revenue Refunding Bonds, Series 2001A2,
                 5.375%, 7/01/19 - MBIA Insured

       10,000   Merced Irrigation District, California, 2001 Electric System          9/05 at 102.00        Baa3         10,550,200
                 Refunding Revenue Bonds, Electric System Project,
                 6.750%, 9/01/31

        5,630   Southern California Public Power Authority, Transmission Project      7/12 at 100.00         AAA          5,825,136
                 Revenue Bonds, 2002A Subordinate Refunding Series,
                 Southern Transmission Project, 4.750%, 7/01/19 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.1%

       11,000   California Department of Water Resources, Water System               12/11 at 100.00         AAA         11,652,190
                 Revenue Bonds, Central Valley Project,  Series 2001W,
                 5.250%, 12/01/22 - FSA Insured

       14,000   Orange County Water District, California, Revenue Certificates        8/09 at 101.00         AA+         14,741,020
                 of Participation, Series 1999A, 5.375%, 8/15/29

        8,250   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R          8,392,478
                 2001 Series A, 6.250%, 12/01/32

                                       29

                            Nuveen California Dividend Advantage Municipal Fund (NAC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       5,115   Public Utilities Commission of the City and County of                11/12 at 100.00         AAA      $   5,451,975
                 San Francisco, California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     510,385   Total Long-Term Investments (cost $502,210,852) - 146.6%                                                530,431,871
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      6,390,560
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.4)%                                                       (175,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 361,822,431
                ====================================================================================================================



               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       30

                            Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.5%

$       4,625   California County Tobacco Securitization Agency, Stanislaus           6/12 at 100.00          A1      $   4,135,675
                 County Tobacco Funding Corporation, Tobacco Settlement
                 Asset-Backed Bonds, Series 2002A, 5.500%, 6/01/33

        3,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A1          3,096,352
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.250%, 6/01/33

        3,000   Tobacco Securitization Authority of Northern California,              6/11 at 100.00          A1          2,512,650
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.375%, 6/01/41

        2,800   Tobacco Securitization Authority of Southern California, Tobacco      6/12 at 100.00           A          2,355,836
                 Settlement Asset-Backed Bonds, Senior Series 2001A,
                 San Diego County Tobacco Asset Securitization
                 Corporation, 5.500%, 6/01/36


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.0%

        5,000   California Educational Facilities Authority, Revenue Bonds,           6/11 at 101.00         AAA          5,203,000
                 Stanford University, Series Q, 5.250%, 12/01/32

       15,000   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa         15,684,450
                 Revenue Bonds, California Loan Program, Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax) - MBIA Insured

       10,570   State Public Works Board of the State of California, Lease           10/12 at 100.00         AAA         11,581,126
                 Revenue Bonds, Regents of the University of California,
                 2002 Series A, UCLA Replacement Hospitals,
                 5.375%, 10/01/18 - FSA Insured

        9,000   Long Beach Bond Finance Authority, California, Lease Revenue         11/11 at 101.00         AAA          9,348,750
                 Refunding Bonds, The Aquarium of the South Pacific,
                 5.250%, 11/01/30 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.3%

        5,000   California Health Facilities Financing Authority, Kaiser              5/03 at 102.00           A          5,033,600
                 Permanente, Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        7,000   California Infrastructure and Economic Development Bank,              8/11 at 102.00           A          7,141,260
                 Revenue Bonds, Kaiser Hospital Assistance I-LLC, Series 2001A,
                 5.550%, 8/01/31

        6,000   California Statewide Communities Development Authority,                 No Opt. Call         AAA          6,223,560
                 Revenue Refunding Bonds, Sherman Oaks Project,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        5,355   California Statewide Communities Development Authority,                 No Opt. Call           A          5,692,365
                 Revenue Bonds, Kaiser Permanente,  Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

        2,185   California Statewide Communities Development Authority,                 No Opt. Call          A-          2,477,921
                 Health Facility Revenue Bonds, Memorial Health Services,
                 Series 2003A Refunding, 6.000%, 10/01/11

        3,000   Central California Joint Powers Health Financing Authority,           2/10 at 101.00        BBB+          3,067,380
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group Project, Series 2000, 6.000%, 2/01/30

        2,500   City of Torrance, California, Revenue Bonds, Torrance Memorial        6/11 at 101.00          A+          2,549,750
                 Medical Center, Series 2001A, 5.500%, 6/01/31

        1,500   City of Whittier, California, Health Facility Revenue Bonds,          6/12 at 101.00          A-          1,528,095
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.0%

        5,962   California Statewide Communities Development Authority,               6/11 at 102.00         AAA          6,452,196
                 Multifamily Housing Revenue Refunding Bonds, Claremont
                 Village Apartments, Series 2001D, 5.500%, 6/01/31 (Alternative
                 Minimum Tax) (Mandatory put 6/01/16)

        3,500   California Statewide Communities Development Authority,               8/12 at 105.00         Aaa          4,034,520
                 Housing Revenue Bonds, GNMA Collateralized - Crowne
                 Pointe Project Refunding, 2002 Series F, 6.750%, 8/20/37

        4,650   Redevelopment Agency of the City and County of San Francisco,        10/11 at 100.00         Aaa          4,841,999
                 California, Multifamily Housing Revenue Bonds, GNMA
                 Collateralized - Kokoro Assisted Living Facility, 2001 Series A,
                 5.675%, 4/20/43

                                       31


                            Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.8%

$       5,845   California Rural Home Mortgage Finance Authority, Single Family       6/11 at 102.00         AAA      $   6,076,988
                 Mortgage Revenue Bonds, Mortgage-Backed Securities Program,
                 2001 Series A, 5.650%, 12/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.7%

        1,550   California Health Facilities Financing Authority, Revenue Bonds,      1/13 at 100.00           A          1,559,424
                 Northern California Retired Officers Community
                 Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 27.1%

        5,000   State of California, General Obligation Bonds, Series 2002              No Opt. Call           A          5,385,650
                 Refunding, 5.000%, 2/01/12

        7,225   State of California, Veterans General Obligation Bonds,               6/06 at 101.00         AAA          7,391,609
                 Series BV, 5.600%, 12/01/32 - FSA Insured

        3,615   Colton Joint Unified School District, San Bernardino County,          8/12 at 102.00         AAA          3,977,259
                 California, General Obligation Bonds, Series 2002A,
                 5.500%, 8/01/22 - FGIC Insured

                Contra Costa Community College District, California, General
                Obligation Bonds, Series 2002:
        3,005    5.000%, 8/01/21 - FGIC Insured                                       8/12 at 100.00         AAA          3,141,607
        3,300    5.000%, 8/01/22 - FGIC Insured                                       8/12 at 100.00         AAA          3,429,360

        8,330   Los Angeles Unified School District, California, General Obligation   7/10 at 100.00         AAA          8,862,287
                 Bonds, Election of 1997, Series 2000D, 5.375%, 7/01/25 -
                 FGIC Insured

       10,840   Los Angeles Unified School District, California, General Obligation   7/12 at 100.00         AAA         11,473,706
                 Bonds, Election of 1997, Series 2002E, 5.000%, 7/01/19 -
                 MBIA Insured

        2,250   Los Angeles Unified School District, Los Angeles County,              7/13 at 100.00         AAA          2,427,773
                 California, General Obligation Bonds, Series 2003A,
                 5.250%, 7/01/20 - FSA Insured (WI, settling 3/05/03)

        4,050   Santa Rosa High School District, Sonoma County, California,           5/11 at 101.00         AAA          4,247,924
                 General Obligation Bonds, Series 2001, 5.300%, 5/01/26 -
                 FGIC Insured

        1,160   Saugus Union School District, Los Angeles County, California,         8/12 at 100.00         AAA          1,212,734
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

        7,600   Southwestern Community College District, San Diego County,            8/11 at 101.00         AAA          8,061,016
                 California, General Obligation Bonds, Series 2001,
                 5.375%, 8/01/25 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 38.3%

        9,000   Anitoch Area Public Facilities Financing Agency, California,          8/11 at 100.00         AAA          9,375,750
                 Special Tax Bonds, Community Facilities District No. 1989-1,
                 Series 2001, 5.250%, 8/01/25 - MBIA Insured

        3,070   State Public Works Board of the State of California, Lease           12/12 at 100.00         AAA          3,363,032
                 Revenue Bonds, Department of General Services, Capital
                 East End, Series 2002A, 5.250%, 12/01/16 - AMBAC Insured

        4,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          4,152,040
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park, Series 2002A, 5.850%, 12/15/32

        4,845   City of Encinitas Public Financing Authority, California, Lease       4/08 at 102.00         AAA          5,054,982
                 Revenue Bonds, Acquisition Project, Series 2001A,
                 5.250%, 4/01/31 - MBIA Insured

        5,000   Industry Urban Development Agency, California, Civic,                 5/07 at 101.50         AAA          5,513,200
                 Recreational and Industrial Redevelopment Project No. 1,
                 Tax Allocation Refunding Bonds, Series 2002,
                 5.500%, 5/01/19 - MBIA Insured

        2,000   Lake Elsinore Public Finance Authority, California, Local Agency     10/13 at 102.00         N/R          1,983,800
                 Revenue Bonds, Series 2003H Refunding, 6.000%, 10/01/20

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          8,158,400
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Series 1998A Refunding, 5.000%, 7/01/23 -
                 AMBAC Insured

                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,295   Redevelopment Agency of the City of Oakland, California,              3/13 at 100.00         AAA      $   3,715,277
                 Central District Redevelopment Project, Subordinate Lien
                 Tax Allocation Bonds, Series 2003, 5.500%, 9/01/16 -
                 FGIC Insured

        4,400   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB+          5,154,864
                 Appropriation Bonds, 2002 Series E, 6.000%, 8/01/26

        9,000   Redevelopment Agency for the County of Riverside, California,        10/11 at 102.00         AAA          9,346,410
                 Jurupa Valley Project Area, 2001 Tax Allocation Bonds,
                 5.250%, 10/01/35 - AMBAC Insured

                Santa Clara Valley Transportation Authority, California, Sales
                Tax Revenue Bonds, Series 2001A:
       16,090    5.000%, 6/01/25 - MBIA Insured                                       6/11 at 100.00         AAA         16,432,717
        4,000    5.000%, 6/01/26 - MBIA Insured                                       6/11 at 100.00         AAA          4,071,480

        3,045   Redevelopment Agency of the City of Yucaipa, California, Mobile       5/11 at 102.00         N/R          3,071,400
                 Home Park Revenue Bonds, Rancho del Sol and Grandview,
                 Series 2001A, 6.750%, 5/15/36

        5,100   Community Facilities District No. 98-1, Chapman Heights of            9/09 at 102.00         N/R          4,960,566
                 the City of Yucaipa, County of San Bernardino, State
                 of California, 1998 Special Tax Bonds, 6.000%, 9/01/28


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.9%

        5,500   California Statewide Communities Development Authority,              10/11 at 100.00          Ca            845,625
                 Special Facility Revenue Bonds, Series 2001, United Air
                 Lines, Inc. - Los Angeles International Airport Cargo Project,
                 6.250%, 10/01/35 (Alternative Minimum Tax)#

        3,840   Sacramento-Yolo Port District, Counties of Sacramento                 7/08 at 101.00        Baa2          3,974,131
                 and Yolo, California, Port Facilities Refunding and Improvement
                 Revenue Bonds, Series 2001, 5.125%, 7/01/14

        3,000   Airports Commission of the City and County of San Francisco,          5/10 at 101.00         AAA          3,048,900
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 26A, 5.250%, 5/01/30 (Alternative
                 Minimum Tax) - FGIC Insured

        2,000   Airports Commission of the City and County of San Francisco,          5/12 at 100.00         AAA          2,106,220
                 California, San Francisco International Airport, Second Series
                 Revenue Refunding, Issue 28A, 5.250%, 5/01/17
                 (Alternative Minimum Tax) - MBIA Insured

                Airports Commission of the City and County of San Francisco,
                California, San Francisco International Airport, Second Series
                Revenue Bonds, Issue 29A:
        2,430    5.250%, 5/01/18 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,554,003
        2,555    5.250%, 5/01/19 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,666,398

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.2%

       10,000   California Pollution Control Financing Authority, Pollution Control   4/11 at 102.00         AAA         10,814,500
                 Refunding Revenue Bonds, Pacific Gas and Electric Company,
                 1996A Series Remarketed, 5.350%, 12/01/16 (Alternative
                 Minimum Tax) - MBIA Insured

        6,000   State of California Department of Water Resources, Power              5/12 at 101.00          A3          6,235,980
                 Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        1,000   Merced Irrigation District, California, 2002 Revenue Certificates     9/05 at 103.00        Baa3          1,058,030
                 of Participation, Electric System Project, 6.500%, 9/01/34


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.2%

        2,740   California Department of Water Resources, Central Valley             12/12 at 100.00         AAA          2,917,223
                 Project Water System Revenue Bonds, Series 2002Z,
                 5.000%, 12/01/18 - FGIC Insured

       11,000   East Bay Municipal Utility District, Alameda and Contra               6/11 at 100.00         AAA         11,196,570
                 Costa Counties, California, Water System Subordinated
                 Revenue Bonds, Series 2001, 5.000%, 6/01/26 - MBIA Insured

                                       33

                            Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       6,885   San Diego Public Facilities Financing Authority, California,          8/12 at 100.00         AAA      $   7,197,992
                 Water Revenue Bonds, Series 2002 Subordinate Lien,
                 5.000%, 8/01/21 - MBIA Insured

        5,375   Public Utilities Commission of the City and County of                11/12 at 100.00         AAA          5,698,306
                 San Francisco, California, Water Revenue Bonds,
                 Series 2002A, 5.000%, 11/01/19 - MBIA Insured

       10,000   Public Utilities Commission of the City and County of                 4/13 at 100.00         AAA         10,791,999
                 San Francisco, California, Clean Water Revenue Bonds,
                 Series 2003A Refunding, 5.250%, 10/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     316,787   Total Long-Term Investments (cost $318,796,402) - 148.0%                                                325,667,617
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      4,376,888
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.0)%                                                       (110,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 220,044,505
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               N/R  Investment is not rated.

              (WI)  Security purchased on a when-issued basis.

                 #  On December 9, 2002, UAL Corporation, the holding company of
                    United Air Lines, Inc., filed for federal bankruptcy protection. In December 2002, the Adviser determined that it was likely United would not remain current on its interest payment obligations with respect to these bonds and thus stopped accruing interest. At the same time, accrued interest dating back to October 1, 2002 was written off. On
                    April 1, 2003, UAL failed to meet its interest payment obligation.

                                 See accompanying notes to financial statements.

                                       34


                            Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 1.4%

$       4,715   California Pollution Control Financing Authority, Solid Waste           No Opt. Call         BBB      $   4,838,722
                 Disposal Revenue Bonds, Waste Management Inc. Project,
                 Series 2002B, 4.450%, 7/01/27 (Alternative Minimum Tax)
                 (Mandatory put 7/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.6%

       11,240   California County Tobacco Securitization Agency, Merced               6/12 at 100.00          A1         10,050,808
                 County Tobacco Funding Corporation, Tobacco Settlement
                 Asset-Backed Bonds, Series 2002A, 5.500%, 6/01/33

        6,100   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A1          5,902,421
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.250%, 6/01/33

        4,200   Tobacco Securitization Authority of Southern California, Tobacco      6/12 at 100.00           A          3,533,754
                 Settlement Asset-Backed Bonds, Senior Series 2001A,
                 San Diego County Tobacco Asset Securitization Corporation,
                 5.500%, 6/01/36


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.2%

        9,000   California Educational Facilities Authority, Student Loan Revenue     3/08 at 102.00         Aaa          9,410,670
                 Bonds, California Loan Program, Series 2001A, 5.400%, 3/01/21
                 (Alternative Minimum Tax) - MBIA Insured

        3,600   State Public Works Board of the State of California, Lease Revenue   10/12 at 100.00         AAA          3,959,352
                 Bonds, Regents of the University of California, 2002 Series A,
                 UCLA Replacement Hospitals, 5.375%, 10/01/17 - FSA Insured

        7,595   San Francisco State University Foundation Inc., California,           9/11 at 100.00         AAA          7,747,660
                 Auxiliary Organization Revenue Bonds, Student Housing,
                 Series 2001, 5.000%, 9/01/26 - MBIA Insured

        2,990   The Regents of the University of California, Multiple Purpose         9/08 at 101.00          AA          3,058,531
                 Project Revenue Bonds, Series K, 5.000%, 9/01/23

        8,720   The Regents of the University of California, Multiple Purpose         9/09 at 101.00         AAA          8,919,078
                 Projects, Revenue Bonds, Series 2001M, 5.125%, 9/01/30 -
                 FGIC Insured

                The Regents of the University of California, Research Facilities
                Revenue Bonds, 2001 Series E:
        3,820    5.000%, 9/01/26 - AMBAC Insured                                      9/09 at 101.00         AAA          3,882,190
        5,360    5.000%, 9/01/27 - AMBAC Insured                                      9/09 at 101.00         AAA          5,448,386


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.5%

        4,650   California Health Facilities Financing Authority, Revenue Bonds,     11/08 at 101.00         AAA          4,677,760
                 USCF - Stanford Health Care, 1998 Series A, 5.000%, 11/15/31 -
                 FSA Insured

                California Health Facilities Financing Authority, Revenue Bonds,
                Casa Colina Inc., Series 2001:
        4,000    6.000%, 4/01/22                                                      4/12 at 100.00        BBB+          4,108,240
        2,000    6.125%, 4/01/32                                                      4/12 at 100.00        BBB+          2,047,420

       10,550   California Health Facilities Financing Authority, Kaiser              5/03 at 102.00           A         10,620,896
                 Permanente, Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        9,000   California Infrastructure and Economic Development Bank,              8/11 at 102.00           A          9,181,620
                 Revenue Bonds, Kaiser Hospital Assistance I-LLC, Series 2001A,
                 5.550%, 8/01/31

        7,665   California Statewide Communities Development Authority,              11/09 at 102.00           A          7,922,007
                 Insured Mortgage Hospital Revenue Bonds, Mission
                 Community Hospital, Series 2001, 5.375%, 11/01/21

        6,525   California Statewide Communities Development Authority,                 No Opt. Call          A-          7,392,890
                 Health Facility Revenue Bonds, Memorial Health Services,
                 Series 2003A Refunding, 6.000%, 10/01/12

        1,740   Central California Joint Powers Health Financing Authority,           2/10 at 101.00        BBB+          1,779,080
                 Certificates of Participation, Community  Hospitals of Central
                 California Obligated Group Project, Series 2000, 6.000%, 2/01/30

        2,500   City of Whittier, California, Health Facility Revenue Bonds,          6/12 at 101.00          A-          2,546,825
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.2%

        5,250   California Statewide Communities Development Authority,               8/12 at 105.00         Aaa          6,051,780
                 Housing Revenue Bonds, GNMA Collateralized - Crowne
                 Pointe Project Refunding, 2002 Series F, 6.750%, 8/20/37

                                       35

                            Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       3,610   Housing Authority of the County of San Bernardino, California,       11/11 at 105.00         Aaa      $   4,169,947
                 Multifamily Mortgage Revenue Bonds, Series 2001A, GNMA
                 Collateralized - Pacific Palms Mobile Home Park,
                 6.700%, 12/20/41

                San Jose, California, Multifamily Housing Revenue Bonds, GNMA
                Mortgage-Backed Securities Program - Lenzen Housing, Series
                2001B:
        1,250    5.350%, 2/20/26 (Alternative Minimum Tax)                            8/11 at 102.00         AAA          1,291,713
        2,880    5.450%, 2/20/43 (Alternative Minimum Tax)                            8/11 at 102.00         AAA          2,971,382


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.9%

        3,000   California Housing Finance Agency, Home Mortgage Revenue              2/08 at 101.50         AAA          3,119,880
                 Bonds, 1998 Series B, 5.150%, 2/01/18 (Alternative Minimum
                 Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

                California Health Facilities Financing Authority, Insured Senior
                Living Revenue Bonds, Aldersly, 2002 Series A:
        1,500    5.125%, 3/01/22                                                      3/12 at 101.00           A          1,509,330
        1,315    5.250%, 3/01/32                                                      3/12 at 101.00           A          1,305,506

        2,450   California Health Facilities Financing Authority, Revenue Bonds,      1/13 at 100.00           A          2,464,896
                 Northern California Retired Officers Community Corporation -
                 Paradise Valley Estates, Series 2002, 5.125%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 31.2%

        8,500   State of California, General Obligation Veterans Welfare Bonds,      12/03 at 102.00         AA-          8,652,405
                 Series 1997BH, 5.500%, 12/01/18 (Alternative Minimum Tax)

           10   State of California, Veterans General Obligation Bonds, Series BJ,   12/06 at 102.00         AA-             10,394
                 5.500%, 12/01/18 (Alternative Minimum Tax)

                State of California, General Obligation Bonds,
                Series 2002 Refunding:
        8,450    5.000%, 2/01/12                                                        No Opt. Call           A          9,101,748
       10,000    5.250%, 2/01/30                                                      2/12 at 100.00           A         10,081,100

                State of California, General Obligation Bonds, Series 2002:
        9,335    6.000%, 2/01/16 - FSA Insured                                          No Opt. Call         AAA         11,157,565
        2,780    6.000%, 4/01/16 - AMBAC Insured                                        No Opt. Call         AAA          3,328,077
        5,000    5.000%, 4/01/21 - AMBAC Insured                                      4/12 at 100.00         AAA          5,186,550

       14,300   State of California, Veterans General Obligation Bonds,               6/07 at 101.00         AAA         14,611,311
                 2001 Series BZ, 5.350%, 12/01/21 (Alternative Minimum
                 Tax) - MBIA Insured

        2,050   Centinela Valley Union High School District, Los Angeles County,        No Opt. Call         AAA          2,242,085
                 California, General Obligation Bonds, Series 2002A,
                 5.250%, 2/01/26 - MBIA Insured

        3,000   Contra Costa Community College District, California, General          8/12 at 100.00         AAA          3,101,280
                 Obligation Bonds, Series 2002, 5.000%, 8/01/23 - FGIC Insured

        2,500   Fullerton Joint Union High School District, Orange County,            8/12 at 100.00         Aaa          2,577,025
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/23 - FSA Insured

        2,260   Jurupa Unified School District, Riverside County, California,         8/11 at 101.00         AAA          2,373,655
                 General Obligation Bonds, Series 2002, 5.125%, 8/01/22 -
                 FGIC Insured

                Los Angeles Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2003A:
        3,750    5.250%, 7/01/20 - FSA Insured (WI, settling 3/05/03)                 7/13 at 100.00         AAA          4,046,288
        7,200    5.000%, 7/01/22 - FSA Insured (WI, settling 3/05/03)                 7/13 at 100.00         AAA          7,491,600

        3,000   Commonwealth of Puerto Rico, General Obligation Bonds,                7/11 at 100.00         AAA          3,104,250
                 Public Improvement Refunding Series 2001,
                 5.000%, 7/01/24 - FSA Insured

        5,000   Riverside Unified School District, Riverside County, California,      2/12 at 101.00         AAA          5,102,200
                 General Obligation Bonds, Series 2002A, 5.000%, 2/01/27 -
                 FGIC Insured

       10,810   San Diego Unified School District, San Diego County, California,      7/11 at 102.00         AAA         11,041,442
                 General Obligation Bonds, Election of 1998, Series 2001C,
                 5.000%, 7/01/26 - FSA Insured

        4,000   San Diego Unified School District, San Diego County, California,      7/12 at 101.00         AAA          4,302,080
                 General Obligation Bonds, Election of 1998, Series 2002D,
                 5.250%, 7/01/21 - FGIC Insured

        1,000   Saugus Union School District, Los Angeles County, California,         8/12 at 100.00         AAA          1,027,580
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/24 -
                 FGIC Insured

                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 46.6%

$       4,000   Beaumont Financing Authority, California, Local Agency Revenue        9/12 at 102.00         N/R      $   4,054,240
                 Bonds, Series 2002A, 6.750%, 9/01/25

        7,135   Brentwood Infrastructure Financing Authority, Contra Costa           11/11 at 100.00         AAA          7,293,254
                 County, California, Capital Improvement Revenue Bonds,
                 Series 2001, 5.000%, 11/01/25 - FSA Insured

        3,620   Burbank Public Financing Authority, California, Revenue              12/13 at 100.00         AAA          3,915,102
                 Bonds, Golden State Redevelopment Project, Series 2003A
                 Refunding, 5.250%, 12/01/20 - AMBAC Insured

        3,350   State Public Works Board of the State of California, Lease           12/12 at 100.00         AAA          3,644,398
                 Revenue Bonds, Department of General Services, Capital East
                 End, Series 2002A, 5.250%, 12/01/17 - AMBAC Insured

        4,510   State Public Works Board of the State of California, Lease           12/11 at 102.00         AAA          4,575,305
                 Revenue Bonds, Department of Mental Health, Hospital
                 Addition, Series 2001A, 5.000%, 12/01/26 - AMBAC Insured

       15,000   State Public Works Board of the State of California, Lease            3/12 at 100.00         AAA         15,182,250
                 Revenue Bonds, Department of General Services, Series 2002B,
                 5.000%, 3/01/27 - AMBAC Insured

        1,270   Coalinga Public Financing Authority, California, Local Obligation       No Opt. Call         AAA          1,544,536
                 Revenue Refunding Bonds, Senior Lien Series A,
                 6.000%, 9/15/18 - AMBAC Insured

        2,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          2,076,980
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park, Series 2002A, 5.800%, 12/15/25

        1,000   Fullerton, California, Special Tax Bonds, Community Facilities        9/12 at 100.00         N/R          1,027,050
                 District No. 001, Amerige Heights, Series 2002, 6.100%, 9/01/22

        7,945   La Quinta Redevelopment Agency, California, Project Area No. 1        9/11 at 102.00         AAA          8,120,743
                 Tax Allocation Bonds, Series 2001, 5.100%, 9/01/31 -
                 AMBAC Insured

        3,000   Lake Elsinore Public Finance Authority, California, Local Agency     10/13 at 102.00         N/R          2,975,700
                 Revenue Bonds, Series 2003H Refunding, 6.000%, 10/01/20

        5,250   Lammersville School District, San Joaquin County, California,         9/12 at 101.00         N/R          5,275,988
                 Community Facilities District of Mountain House, Special
                 Tax Bonds, Series 2002, 6.300%, 9/01/24

        5,425   Lodi, California, Certificates of Participation, Series 2002,        10/12 at 100.00         AAA          5,526,176
                 Public Improvement Financing Project, 5.000%, 10/01/26 -
                 MBIA Insured

       13,515   Norco Redevelopment Agency, California, Project Area No. 1            3/11 at 102.00         AAA         13,844,631
                 Tax Allocation Bonds, Series 2001 Refunding, 5.125%, 3/01/30 -
                 MBIA Insured

        1,000   Norco, California, Special Tax Bonds, Community Facilities District   9/12 at 102.00         N/R          1,001,580
                 No. 01-1, Series 2002, 6.750%, 9/01/22

        3,000   Redevelopment Agency of the City of Oakland, California,              3/13 at 100.00         AAA          3,327,630
                 Subordinate Lien Tax Allocation Bonds, Central District
                 Redevelopment Project, Series 2003, 5.500%, 9/01/19 -
                 FGIC Insured

        4,520   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00         AAA          4,647,464
                 Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/24 - AMBAC Insured

       11,165   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00         AAA         11,431,620
                 Revenue Bonds, Project Area No. 1, Series 2002 Refunding,
                 5.100%, 4/01/30 - MBIA Insured

        5,000   Pomona Public Finance Authority, California, Revenue Bonds,           2/11 at 100.00         AAA          5,075,300
                 Merged Redevelopment Projects Refunding, Series 2001AD,
                 5.000%, 2/01/27 - MBIA Insured

        2,925   Pomona Valley Educational Joint Power Authority, California,          8/09 at 102.00         AAA          2,949,014
                 Lease Revenue Bonds, Pomona Unified School District
                 Financing, Series 2001, 4.875%, 8/01/26 - AMBAC Insured

        6,500   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00           A          6,721,390
                 Revenue Bonds, Series D, 5.375%, 7/01/36

        4,400   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB+          5,154,864
                 Appropriation Bonds, 2002 Series E, 6.000%, 8/01/26

        2,385   City of San Buenaventura, California, San Buenaventura Public         2/11 at 101.00         AAA          2,395,232
                 Facilities Financing Authority, 2001 Certificates of
                 Participation, Series C, 4.750%, 2/01/24 - AMBAC Insured

       14,505   Redevelopment Agency of the City of San Diego, California,            9/11 at 101.00         AAA         14,796,115
                 Subordinate Tax Allocation Bonds, Centre City Redevelopment
                 Project, Series 2001A, 5.000%, 9/01/26 - FSA Insured

        8,725   San Francisco Bay Area Rapid Transit District, California,            7/11 at 100.00         AAA          8,864,251
                 Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 -
                 AMBAC Insured

                                       37


                            Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$      10,000   San Diego Redevelopment Agency, California, Merged Area               8/10 at 101.00         AAA      $  10,152,100
                 Redevelopment Project Tax Allocation Bonds, Series 2002,
                 5.000%, 8/01/27 - MBIA Insured

        2,115   San Marcos Public Facilities Authority, California, Special Tax       9/07 at 102.00         N/R          2,142,284
                 Revenue Bonds, Series 2002, 6.300%, 9/01/20

        1,595   Santa Clara Valley Transportation Authority, California, Sales        6/11 at 100.00         AAA          1,651,064
                 Tax Revenue Bonds, Series 2001A, 5.000%, 6/01/22 -
                 MBIA Insured

        2,500   Yucaipa-Calimesa Joint Union School District, San Bernardino         10/11 at 100.00         AAA          2,542,675
                 County, California, General Obligation Bonds, Series 2001A
                 Refunding, 5.000%, 10/01/26 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.8%

        1,500   Port of Oakland, California, Refunding Revenue Bonds,                11/07 at 102.00         AAA          1,674,630
                 1997 Series I, 5.600%, 11/01/19 - MBIA Insured

        1,000   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,076,530
                 5.250%, 11/01/20 - FGIC Insured

        1,420   Airports Commission of the City and County of San Francisco,          5/09 at 101.00         AAA          1,448,400
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 23B, 5.125%, 5/01/30 - FGIC Insured

        5,950   Airports Commission of the City and County of San Francisco,          5/10 at 101.00         AAA          6,021,638
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 26B, 5.000%, 5/01/30 - FGIC Insured

                Airports Commission of the City and County of San Francisco,
                California, San Francisco International Airport, Second Series
                Revenue Bonds, Issue 29B:
       10,625    5.125%, 5/01/18 - FGIC Insured                                       5/13 at 100.00         AAA         11,463,313
        5,140    5.125%, 5/01/19 - FGIC Insured                                       5/13 at 100.00         AAA          5,514,655


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.5%

       15,000   California Pollution Control Financing Authority, Pollution Control   4/11 at 102.00         AAA         16,221,750
                 Refunding Revenue Bonds, Pacific Gas and Electric Company,
                 1996A Series Remarketed, 5.350%, 12/01/16 (Alternative
                 Minimum Tax) - MBIA Insured

        9,000   State of California Department of Water Resources, Power              5/12 at 101.00          A3          9,353,970
                 Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        1,600   Merced Irrigation District, California, 2002 Revenue Certificates     9/05 at 103.00        Baa3          1,692,848
                 of Participation, Electric System Project, 6.500%, 9/01/34

        2,250   Salinas Valley Solid Waste Authority, California, Revenue             8/12 at 100.00         AAA          2,295,428
                 Bonds, Series 2002, 5.125%, 8/01/22 (Alternative Minimum
                 Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.3%

        6,080   California Department of Water Resources, Central Valley Project     12/12 at 100.00         AAA          6,508,518
                 Water System Revenue Bonds, Series 2002Z,
                 5.000%, 12/01/17 - FGIC Insured

        7,000   Carmichael Water District, Sacramento County, California,             9/09 at 102.00         AAA          7,154,910
                 1999 Water Revenue Certificates of Participation,
                 5.125%, 9/01/29 - MBIA Insured

        2,475   The Metropolitan Water District of Southern California,               7/08 at 101.00          AA          2,497,003
                 Water Revenue Refunding Bonds, 1998 Series A, 4.750%, 7/01/22

                San Diego Public Facilities Financing Authority, California,
                Water Revenue Bonds, Series 2002 Subordinate Lien:
        2,500    5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00         AAA          2,584,400
        8,910    5.000%, 8/01/24 - MBIA Insured                                       8/12 at 100.00         AAA          9,155,738

                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Public Utilities Commission of the City and County of San
                Francisco, California, Clean Water Revenue Bonds, Series 2003A
                Refunding:
$       3,315    5.250%, 10/01/18 - MBIA Insured                                      4/13 at 100.00         AAA      $   3,623,063
       12,000    5.250%, 10/01/19 - MBIA Insured                                      4/13 at 100.00         AAA         13,053,000

        1,600   Sunnyvale Financing Authority, California, Water and Wastewater      10/11 at 100.00         AAA          1,629,568
                 Revenue Bonds, Series 2001, 5.000%, 10/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     494,890   Total Long-Term Investments (cost $503,949,894) - 147.7%                                                513,329,677
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.6%

$       2,400   ABAG Finance Authority for Non-Profit Corporations, California,                             A-1+          2,400,000
                 Certificates of Participation, American Baptist Homes West,
                 Variable Rate Demand Bonds, Series 1997C(98B),
                 1.050%, 10/01/27+

        1,500   California Infrastructure and Economic Development Authority,                               A-1+          1,500,000
                 Insured Revenue Bonds, The Rand Corporation, Series 2002B,
                 Variable Rate Demand Obligations, 1.100%, 4/01/42 -
                 AMBAC Insured+

        1,755   California Statewide Communities Development Authority,                                      A-1          1,755,000
                 Revenue Bonds, Fremont-Rideout Health Group, Variable Rate
                 Demand Bonds, Series 2001A, 1.050%, 1/01/31 -
                 AMBAC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       5,655   Total Short-Term Investments (cost $5,655,000)                                                            5,655,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.5%                                                                     15,510,825
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.8)%                                                       (187,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 347,495,502
                ====================================================================================================================


               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               N/R  Investment is not rated.

              (WI)  Security purchased on a when-issued basis.

                 + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       39

                            Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.2%

$       3,070   California Educational Facilities Authority, Revenue Bonds,           3/09 at 101.00         Aa3      $   3,298,377
                 Claremont University Center, Series 1999B, 5.250%, 3/01/18

        1,675   California Educational Facilities Authority, Revenue Bonds,          10/12 at 100.00          A2          1,725,183
                 University of San Diego, Series 2002A, 5.250%, 10/01/30

        8,880   State Public Works Board of the State of California, Lease           10/12 at 100.00         AAA          9,825,809
                 Revenue Bonds, Regents of the University of California,
                 2002 Series A, UCLA Replacement Hospitals,
                 5.375%, 10/01/16 - FSA Insured

        9,000   Trustees of the California State University, Systemwide Revenue      11/12 at 100.00         AAA          9,269,280
                 Bonds, Series 2002A, 5.125%, 11/01/26 - AMBAC Insured

        9,000   The Regents of the University of California, Multiple Purpose         9/08 at 101.00          AA          9,258,570
                 Project Revenue Bonds, Series K, 5.300%, 9/01/30


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 4.9%

        5,000   ABAG Finance Authority for Nonprofit Corporations, California,        4/12 at 100.00           A          5,164,750
                 Insured Revenue Bonds, Sansum-Santa Barbara Medical
                 Foundation Clinic, Series 2002A, 5.600%, 4/01/26

        4,000   California Statewide Communities Development Authority,                 No Opt. Call         AAA          4,149,040
                 Revenue Refunding Bonds, Sherman Oaks Project,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        2,145   California Statewide Communities Development Authority,                 No Opt. Call           A          2,280,135
                 Revenue Bonds, Kaiser Permanente, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.9%

        1,905   The City of Los Angeles, California, Multifamily Housing              7/11 at 102.00         AAA          2,024,786
                 Revenue Bonds, GNMA Mortgage-Backed Securities Program,
                 Park Plaza West Senior Apartments Project, Series 2001B,
                 5.300%, 1/20/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.0%

       11,500   California Housing Finance Agency, Home Mortgage Revenue              2/09 at 101.50         AAA         11,738,510
                 Bonds, Series 1998E, 5.250%, 2/01/33 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 40.8%

        5,920   Cajon Valley Union School District, San Diego County,                 8/10 at 102.00         AAA          6,059,298
                 California, General Obligation Bonds, Series 2002B,
                 5.125%, 8/01/32 - MBIA Insured

                State of California, General Obligation Bonds,
                Series 2002 Refunding:
        5,500    5.000%, 2/01/12                                                        No Opt. Call           A          5,924,215
        9,000    5.000%, 2/01/22 - MBIA Insured                                       2/12 at 100.00         AAA          9,277,380

        1,500   Centinela Valley Union High School District, Los Angeles                No Opt. Call         AAA          1,640,550
                 County, California, General Obligation Bonds, Series 2002A,
                 5.250%, 2/01/26 - MBIA Insured

        2,500   Chaffee Joint Union High School District, San Bernardino              5/12 at 101.00         AAA          2,550,200
                 County, California, General Obligation Bonds, Election of 1998,
                 Series 2002C, 5.000%, 5/01/27 - FSA Insured

       10,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA         10,257,100
                 General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/25 - FSA Insured

        2,070   Fresno Unified School District, Fresno County, California,            8/10 at 102.00         AAA          2,135,495
                 General Obligation Bonds, Election of 1995, Series 2002G,
                 5.125%, 8/01/26 - FSA Insured

                Fresno Unified School District, Fresno County, California,
                General Obligation Bonds, Election of 2001, Series 2002B:
        1,135    5.125%, 8/01/23 - FGIC Insured                                       8/10 at 102.00         AAA          1,187,630
        1,190    5.125%, 8/01/24 - FGIC Insured                                       8/10 at 102.00         AAA          1,237,767
        1,245    5.125%, 8/01/25 - FGIC Insured                                       8/10 at 102.00         AAA          1,290,144
        1,255    5.125%, 8/01/26 - FGIC Insured                                       8/10 at 102.00         AAA          1,294,708

                                       40

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       5,000   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA      $   5,145,500
                 Obligation Bonds, Election of 1997, 2002B Series E,
                 5.125%, 1/01/27 - MBIA Insured

                Los Angeles Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2003A:
        2,250    5.250%, 7/01/20 - FSA Insured (WI, settling 3/05/03)                 7/13 at 100.00         AAA          2,427,773
        4,700    5.000%, 7/01/22 - FSA Insured (WI, settling 3/05/03)                 7/13 at 100.00         AAA          4,890,350

        7,000   Los Gatos Joint Union High School District, California, Election      6/12 at 101.00         AAA          7,139,720
                 of 1998, Series 2002C, 5.000%, 6/01/27 - FSA Insured

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00         AAA          2,659,450
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

        3,300   Peralta Community College District, Alameda County,                   8/09 at 102.00         AAA          3,339,468
                 California, General Obligation Bonds, Election 2000, Series A,
                 5.000%, 8/01/31 - FGIC Insured

        3,250   San Diego Unified School District, San Diego County, California,      7/11 at 102.00         AAA          3,387,085
                 General Obligation Bonds, Election of 1998, Series 2001C,
                 5.000%, 7/01/22 - FSA Insured

        4,000   San Diego Unified School District, San Diego County, California,      7/12 at 101.00         AAA          4,324,480
                 General Obligation Bonds, Election of 1998, Series 2002D,
                 5.250%, 7/01/20 - FGIC Insured

        3,500   San Mateo County Community College District, California,              9/12 at 100.00         AAA          3,570,350
                 General Obligation Bonds, Series 2002A, 5.000%, 9/01/26 -
                 FGIC Insured

        2,980   Santa Clarita Community College District, Los Angeles County,         8/11 at 101.00         AAA          3,067,433
                 California, General Obligation Bonds, Series 2002,
                 5.125%, 8/01/26 - FGIC Insured

        2,460   Vacaville Unified School District, Solano County, California,         8/11 at 101.00         AAA          2,509,003
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/26 -
                 FSA Insured

       10,000   Vista Unified School District, San Diego County, California,          8/12 at 100.00         AAA         10,337,600
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 42.6%

        6,895   Brea Olinda Unified School District, Orange County, California,       8/11 at 101.00         AAA          7,086,750
                 Certificates of Participation, Series 2002A Refunding,
                 5.125%, 8/01/26 - FSA Insured

        2,290   Burbank Public Financing Authority, California, Revenue Bonds,       12/13 at 100.00         AAA          2,497,314
                 Golden State Redevelopment Project, Series 2003A Refunding,
                 5.250%, 12/01/19 - AMBAC Insured

                State Public Works Board of the State of California, Lease
                Revenue Bonds, Department of General Services, Capital East End,
                Series 2002A:
        1,535    5.250%, 12/01/16 - AMBAC Insured                                    12/12 at 100.00         AAA          1,681,516
        2,490    5.250%, 12/01/17 - AMBAC Insured                                    12/12 at 100.00         AAA          2,708,821

        3,145   Culver City Redevelopment Agency, California, Redevelopment           5/11 at 101.00         AAA          3,244,665
                 Project Tax Allocation Bonds, Series 2002A,
                 5.125%, 11/01/25 - MBIA Insured

        1,020   Desert Sands Unified School District, Riverside County,               3/12 at 101.00         AAA          1,073,754
                 California, Certificates of Participation, Series 2002 Refunding,
                 5.000%, 3/01/20 - MBIA Insured

        8,720   City of El Monte, California, Department of Public Services           1/11 at 100.00         AAA          9,048,657
                 Facility Phase II, Certificates of Participation, Senior Lien
                 Series 2001, 5.000%, 1/01/21 - AMBAC Insured

        6,615   Inglewood Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          7,263,204
                 Refunding Bonds, Merged Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured

        5,500   La Quinta Redevelopment Agency, California, Project Area              9/11 at 102.00         AAA          5,621,660
                 No. 1 Tax Allocation Bonds, Series 2001, 5.100%, 9/01/31 -
                 AMBAC Insured

        3,400   La Quinta Redevelopment Agency, California, Project Area No. 1        9/12 at 102.00         AAA          3,549,838
                 Tax Allocation Bonds, Series 2002, 5.000%, 9/01/22 -
                 AMBAC Insured

        7,000   The City of Los Angeles, California, Certificates of Participation,   4/12 at 100.00         AAA          7,248,920
                 Real Property Acquisition Program, Series 2002,
                 5.200%, 4/01/27 - AMBAC Insured

        4,690   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          4,782,862
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Series 1998A Refunding, 5.000%, 7/01/23 -
                 AMBAC Insured

        2,000   Redevelopment Agency of the City of Oakland, California,              3/13 at 100.00         AAA          2,241,040
                 Subordinate Lien Tax Allocation Bonds, Central District
                 Redevelopment Project, Series 2003, 5.500%, 9/01/17 -
                 FGIC Insured

                                       41


                            Nuveen Insured California Dividend Advantage Municipal Fund (NKL) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       8,470   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00         AAA      $   8,775,259
                 Revenue Bonds, Capital Projects, Series 2001,
                 5.200%, 8/01/29 - AMBAC Insured

        5,000   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00         AAA          5,126,100
                 Revenue Bonds, Project Area No. 1, Series 2002 Refunding,
                 5.000%, 4/01/25 - MBIA Insured

        4,475   County of Riverside Asset Leasing Corporation, California,            6/12 at 101.00         AAA          4,736,787
                 Leasehold Revenue Bonds, 1997 Series B, County of Riverside
                 Hospital Project, 5.000%, 6/01/19 - MBIA Insured

                San Bernardino County, California, Certificates of
                Participation, Series 2002A, West Valley Detention Center
                Refinancing:
        3,000    5.250%, 11/01/13 - MBIA Insured                                     11/11 at 102.00         AAA          3,389,460
        2,000    5.250%, 11/01/14 - MBIA Insured                                     11/11 at 102.00         AAA          2,245,320
        6,765    5.250%, 11/01/15 - MBIA Insured                                     11/11 at 102.00         AAA          7,541,351

        3,175   City of San Buenaventura, California, 2001 Certificates of            2/11 at 101.00         AAA          3,300,635
                 Participation, Series C, San Buenaventura Public Facilities
                 Financing Authority, 5.250%, 2/01/31 - AMBAC Insured

        4,000   City of San Jose Financing Authority, California, Lease Revenue       9/11 at 100.00         AAA          4,216,680
                 Bonds, Series 2001F, Convention Center Project Refunding,
                 5.000%, 9/01/19 - MBIA Insured

        2,160   Temecula Redevelopment Agency, California, Tax Allocation             8/08 at 102.00         AAA          2,207,131
                 Revenue Bonds, Temecula Redevelopment Project No. 1,
                 Series 2002, 5.125%, 8/01/27 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.7%

                Airports Commission of the City and County of San Francisco,
                California, San Francisco International Airport, Second Series
                Revenue Bonds, Issue 29A:
        2,185    5.250%, 5/01/16 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,329,429
        2,300    5.250%, 5/01/17 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,432,710

       10,110   Airports Commission of the City and County of San Francisco,          5/13 at 100.00         AAA         10,968,845
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 29B, 5.125%, 5/01/17 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 18.7%

        9,000   Anaheim Public Financing Authority, California, Revenue              10/12 at 100.00         AAA          9,147,780
                 Bonds, Electric System Distribution Facilities, Series 2002A,
                 5.000%, 10/01/27 - FSA Insured

       10,000   California Pollution Control Financing Authority, Pollution           4/11 at 102.00         AAA         10,814,500
                 Control Refunding Revenue Bonds, Pacific Gas and Electric
                 Company, 1996A Series Remarketed, 5.350%, 12/01/16
                 (Alternative Minimum Tax) - MBIA Insured

        6,000   State of California Department of Water Resources, Power              5/12 at 101.00          A3          6,235,980
                 Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        6,000   Northern California Power Agency, Hydroelectric Project Number        7/08 at 101.00         AAA          6,152,220
                 One Revenue Bonds, 1998 Refunding Series A,
                 5.200%, 7/01/32 - MBIA Insured

        5,500   Sacramento Municipal Utility District, California, Electric           8/11 at 100.00         AAA          5,585,250
                 Revenue Bonds, Series 2001N, 5.000%, 8/15/28 - MBIA Insured

        5,630   Southern California Public Power Authority, Transmission Project      7/12 at 100.00         AAA          5,825,136
                 Revenue Bonds, 2002A Subordinate Refunding Series, Southern
                 Transmission Project, 4.750%, 7/01/19 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.2%

        3,000   California Department of Water Resources, Central Valley             12/12 at 100.00         AAA          3,269,340
                 Project Water System Revenue Bonds,  Series 2002Z,
                 5.000%, 12/01/15 - FGIC Insured

        3,000   California Department of Water Resources, Central Valley             12/12 at 100.00         AAA          3,143,970
                 Project Water System Revenue Bonds, Series X,
                 5.150%, 12/01/23 - FGIC Insured

        9,000   Eastern Municipal Water District, California, Water and               7/11 at 100.00         AAA          9,100,350
                 Sewer Revenue Certificates of Participation, Series 2001B,
                 5.000%, 7/01/30 - FGIC Insured

                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       4,500   The Metropolitan Water District of Southern California,               1/08 at 101.00         AAA      $   4,547,745
                 Water Revenue Bonds, 1997 Authorization, Series A,
                 5.000%, 7/01/30 - MBIA Insured

        2,000   Pico Rivera Water Authority, California, Water System Project           No Opt. Call         AAA          2,291,439
                 Revenue Bonds, Series 1999A Refunding,
                 5.500%, 5/01/19 - MBIA Insured

       10,000   Public Utilities Commission of the City and County of                 4/13 at 100.00         AAA         10,929,299
                 San Francisco, California, Clean Water Revenue Bonds,
                 Series 2003A Refunding, 5.250%, 10/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     331,000   Total Long-Term Investments (cost $332,303,897) - 148.0%                                                346,748,856
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.8%

        6,600   California Health Facilities Financing Authority, Insured Revenue                         VMIG-1          6,600,000
                 Bonds, Sutter/CHS, Series 1996B, Variable Rate Demand
                 Bonds, 1.100%, 7/01/12 - AMBAC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       6,600   Total Short-Term Investments (cost $6,600,000)                                                            6,600,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.4)%                                                                   (1,004,365)
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.4)%                                                       (118,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 234,344,491
                ====================================================================================================================


                    At least 80% of the Fund's net assets are invested in municipal securities that are either covered by Original
                    Issue Insurance, Secondary Market Insurance or Portfolio
                    Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

              (WI)  Security purchased on a when-issued basis.

                 + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       43

                            Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.1%

$       3,500   California Educational Facilities Authority, Revenue Bonds,          10/11 at 100.00         AAA      $   3,558,030
                 California Institute of Technology, Series 2003A,
                 5.000%, 10/01/32

       10,000   California State University, Systemwide Revenue Bonds,                5/13 at 100.00         AAA         10,132,300
                 Series 2003A, 5.000%, 11/01/32 - FGIC Insured

        2,500   California Statewide Communities Development Authority,               8/12 at 100.00           A          2,576,825
                 Student Housing Revenue Bonds, EAH-East Campus
                 Apartment LLC, Series 2002A, 5.500%, 8/01/22 - ACA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 1.8%

        1,500   California Health Facilities Financing Authority, Revenue            11/08 at 101.00         AAA          1,508,955
                 Bonds, USCF - Stanford Health Care, 1998 Series A,
                 5.000%, 11/15/31 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.1%

        4,000   ABAG Finance Authority for Nonprofit Corporations, California,       11/12 at 100.00           A          4,054,200
                 Insured Senior Living Revenue Bonds, Odd Fellows Home
                 of California, Series 2003A, 5.200%, 11/15/22

        2,000   California Health Facilities Financing Authority, Revenue             1/13 at 100.00           A          2,003,660
                 Bonds, Northern California Retired Officers Community
                 Corporation - Paradise Valley Estates, Series 2002,
                 5.250%, 1/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 24.2%

        2,000   Butte-Glenn Community College District, Butte and Glenn               8/12 at 101.00         Aaa          2,043,140
                 Counties, California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/26 - MBIA Insured

        1,500   State of California, General Obligation Bonds, Series 2002              No Opt. Call           A          1,615,695
                 Refunding, 5.000%, 2/01/12

                State of California, General Obligation Bonds, Series 2002:
        3,750    5.000%, 4/01/27 - AMBAC Insured                                      4/12 at 100.00         AAA          3,795,188
        3,000    5.250%, 4/01/30 - XLCA Insured                                       4/12 at 100.00         AAA          3,079,470

          450   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA            461,570
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FSA Insured

        2,000   The City of Los Angeles, California, General Obligation Bonds,        9/12 at 100.00         AAA          2,079,020
                 Series 2002A, 5.000%, 9/01/22 - MBIA Insured

        4,750   Los Angeles Unified School District, Los Angeles County,              7/13 at 100.00         AAA          4,942,375
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 7/01/22 - FSA Insured (WI, settling 3/05/03)

        2,500   City of San Jose, California, General Obligation Bonds,               9/12 at 100.00         AA+          2,585,075
                 Series 2002, Library, Park and Public Safety Projects,
                 5.000%, 9/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 62.5%

        2,025   Burbank Public Financing Authority, California, Revenue Bonds,       12/13 at 100.00         AAA          2,163,065
                 Golden State Redevelopment Project, Series 2003A Refunding,
                 5.250%, 12/01/22 - AMBAC Insured

        4,000   State Public Works Board of the State of California, Lease           12/12 at 100.00         AAA          4,061,160
                 Revenue Bonds, Department of General Services, Capital East
                 End, Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

        3,000   Cathedral City Public Financing Authority, California, Tax            8/12 at 102.00         AAA          3,037,680
                 Allocation Bonds, Merged Project Areas, Series 2002A,
                 5.000%, 8/01/33 - MBIA Insured

                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,540   Irvine Public Facilities and Infrastructure Authority, California,    9/03 at 103.00         AAA      $   5,706,699
                 Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/21 -
                 AMBAC Insured

        1,770   Los Angeles Unified School District, Los Angeles County,             10/12 at 100.00         AAA          1,799,063
                 California, Certificates of Participation, Series 2002C,
                 Administration Building Project II, 5.000%, 10/01/27 -
                 AMBAC Insured

        1,500   Los Osos, California, Community Services Wastewater                   9/10 at 103.00         AAA          1,519,455
                 Assessment District No. 1 Improvement Bonds, Series 2002,
                 5.000%, 9/02/33 - MBIA Insured

        1,285   Poway Unified School District, San Diego County, California,          9/10 at 102.00         N/R          1,292,196
                 Special Tax Bonds, Community Facilities District No. 6,
                 Series 2002A, 6.050%, 9/01/25

        3,350   Puerto Rico Municipal Finance Agency, 2002 Series A,                  8/12 at 100.00         AAA          3,636,291
                 5.250%, 8/01/20 - FSA Insured

        4,475   County of Riverside Asset Leasing Corporation, California,            6/12 at 101.00         AAA          4,736,787
                 Leasehold Revenue Bonds, 1997 Series B, County of
                 Riverside Hospital Project, 5.000%, 6/01/19 - MBIA Insured

                San Buenaventura, California, Certificates of Participation,
                Golf Course Financing Project, Series 2002D:
        3,000    5.000%, 2/01/27 - AMBAC Insured                                      2/12 at 100.00         AAA          3,051,960
        3,300    5.000%, 2/01/32 - AMBAC Insured                                      2/12 at 100.00         AAA          3,336,333

        2,405   San Diego Redevelopment Agency, California, Centre City               9/11 at 101.00         Aaa          2,445,308
                 Project Subordinate Lien Tax Allocation Bonds, Series 2003A,
                 5.000%, 9/01/28 - MBIA Insured

        2,465   San Diego Redevelopment Agency, California, Centre City Project       9/09 at 101.00        Baa2          2,463,324
                 Subordinate Tax Increment and Parking Revenue Bonds,
                 Series 2003B, 5.250%, 9/01/26

        1,220   San Diego Redevelopment Agency, California, Merged Area               8/10 at 101.00         AAA          1,232,407
                 Redevelopment Project Tax Allocation Bonds, Series 2002,
                 5.000%, 8/01/32 - MBIA Insured

        2,770   City of San Jose Financing Authority, California, Lease Revenue       6/12 at 100.00         AAA          2,804,819
                 Bonds, Civic Center Project, Series 2002B Refunding,
                 5.000%, 6/01/32 - AMBAC Insured

        2,390   Solano County, California, Certificates of Participation,            11/12 at 100.00         AAA          2,511,006
                 Series 2002, 5.250%, 11/01/24 - MBIA Insured

                Sweetwater Union High School District, San Diego County,
                California, Certificates of Participation, Series 2002:
        3,245    5.000%, 9/01/23 - FSA Insured                                        9/12 at 102.00         AAA          3,367,304
        4,015    5.000%, 9/01/24 - FSA Insured                                        9/12 at 102.00         AAA          4,137,337


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 19.4%

        5,480   Bay Area Government Association, California, BART SFO Extension       8/12 at 100.00         AAA          5,580,832
                 Airport Premium Fare Revenue Bonds, Series 2002A,
                 5.000%, 8/01/26 - AMBAC Insured

        3,135   Airports Commission of the City and County of San Francisco,          5/08 at 101.00         AAA          3,198,202
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 16B, 5.000%, 5/01/24 - FSA Insured

        1,300   Airports Commission of the City and County of San Francisco,          5/10 at 101.00         AAA          1,327,248
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 26B, 5.000%, 5/01/25

        6,000   Airports Commission of the City and County of San Francisco,          5/13 at 100.00         AAA          6,437,340
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 29B, 5.125%, 5/01/19 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.3%

        3,000   Anaheim Public Financing Authority, California, Revenue Bonds,       10/12 at 100.00         AAA          3,035,190
                 Electric System Distribution Facilities, Series 2002A,
                 5.000%, 10/01/31 - FSA Insured

        3,055   Department of Water and Power of Los Angeles, California,             7/11 at 100.00         AAA          3,229,013
                 Power System Revenue Bonds, 2001 Series A1,
                 5.250%, 7/01/22 - FSA Insured

                                       45

                            Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.5%

$       1,495   The Metropolitan Water District of Southern California, Water         1/08 at 101.00         AAA        $ 1,510,862
                 Revenue Bonds, 1997 Authorization, Series A,
                 5.000%, 7/01/30 - MBIA Insured

                San Diego Public Facilities Financing Authority, California,
                Water Revenue Bonds, Series 2002 Subordinate Lien:
        3,000    5.000%, 8/01/22 - MBIA Insured                                       8/12 at 100.00         AAA          3,117,599
        2,500    5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00         AAA          2,584,399
------------------------------------------------------------------------------------------------------------------------------------
$     124,170   Total Long-Term Investments (cost $125,578,246) - 149.9%                                                127,758,382
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 7.6%

        6,500   State of California Department of Water Resources, Power                                  VMIG-1          6,500,000
                 Supply Revenue Bonds, Series 2002-B5, Variable Rate
                 Demand Obligations, 1.150%, 5/01/22+
------------------------------------------------------------------------------------------------------------------------------------
$       6,500   Total Short-Term Investments (cost $6,500,000)                                                            6,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (4.7)%                                                                   (4,009,329)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.8)%                                                        (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $85,249,053
                ====================================================================================================================

                    At least 80% of the Fund's net assets are invested in municipal securities that are either covered by Original
                    Issue Insurance, Secondary Market Insurance or Portfolio
                    Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               N/R  Investment is not rated.

              (WI)  Security purchased on a when-issued basis.

                 + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       46

                            Statement of
                                    ASSETS AND LIABILITIES February 28, 2003 (Unaudited)
                                                                                          INSURED           INSURED      CALIFORNIA
                                                                                       CALIFORNIA        CALIFORNIA         PREMIUM
                                                                                   PREMIUM INCOME  PREMIUM INCOME 2          INCOME
                                                                                            (NPC)             (NCL)           (NCU)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                 $137,455,100      $271,095,829    $123,875,149
Temporary investments in short-term securities,
   at amortized cost, which approximates
   market value                                                                         6,700,000         7,500,000       1,000,000
Cash                                                                                          --                --        1,944,649
Receivables:
   Interest                                                                             2,347,932         4,210,539       1,803,486
   Investments sold                                                                     3,425,000        11,709,458          46,350
Other assets                                                                                9,265            23,584           6,111
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    149,937,297       294,539,410     128,675,745
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                            234,092         6,466,554              --
Payable for investments purchased                                                              --                --       2,299,005
Accrued expenses:
  Management fees                                                                          73,654           140,549          62,345
  Organization and offering costs                                                              --                --              --
  Other                                                                                    82,690           102,475          77,743
Preferred share dividends payable                                                           2,592             3,971           3,302
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                    393,028         6,713,549       2,442,395
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                 45,000,000        95,000,000      43,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $104,544,269      $192,825,861    $ 83,233,350
====================================================================================================================================
Common shares outstanding                                                               6,438,911        12,661,701       5,774,216
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common
   shares outstanding)                                                               $      16.24      $      15.23    $      14.41
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $     64,389      $    126,617    $     57,742
Paid-in surplus                                                                        89,092,270       175,496,208      80,181,422
Undistributed net investment income                                                     1,428,611         2,112,704         874,126
Accumulated net realized gain (loss) from investments                                     576,331        (7,715,520)     (3,606,608)
Net unrealized appreciation of investments                                             13,382,668        22,805,852       5,726,668
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $104,544,269      $192,825,861    $ 83,233,350
====================================================================================================================================
Authorized shares:
   Common                                                                             200,000,000       200,000,000       Unlimited
   Preferred                                                                            1,000,000         1,000,000       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                            Statement of
                                    ASSETS AND LIABILITIES February 28, 2003 (Unaudited) (continued)
                                                                                                            INSURED         INSURED
                                                    CALIFORNIA        CALIFORNIA       CALIFORNIA        CALIFORNIA      CALIFORNIA
                                                      DIVIDEND          DIVIDEND         DIVIDEND          DIVIDEND        TAX-FREE
                                                     ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE       ADVANTAGE
                                                         (NAC)             (NVX)            (NZH)             (NKL)           (NKX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
    at market value                               $530,431,871      $325,667,617     $513,329,677      $346,748,856    $127,758,382
Temporary investments in short-term securities,
   at amortized cost, which approximates
   market value                                             --                --        5,655,000         6,600,000       6,500,000
Cash                                                        --                --        5,607,320         2,364,693              --
Receivables:
   Interest                                          7,621,317         3,922,296        6,778,201         3,960,914       1,274,959
   Investments sold                                     10,200         8,968,885       14,850,478                --              --
Other assets                                            28,415             6,739            2,587             6,292           9,083
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 538,091,803       338,565,537      546,223,263       359,680,755     135,542,424
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                         943,664         1,169,964               --                --         241,463
Payable for investments purchased                           --         7,192,226       11,339,916         7,192,226       4,853,455
Accrued expenses:
   Management fees                                     135,709            84,913          135,127            90,404          32,554
   Organization and offering costs                          --             4,542          180,296            14,074          18,750
   Other                                               178,239            59,883           60,673            30,012         146,408
Preferred share dividends payable                       11,760             9,504           11,749             9,548             741
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                              1,269,372         8,521,032       11,727,761         7,336,264       5,293,371
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value             175,000,000       110,000,000      187,000,000       118,000,000      45,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $361,822,431      $220,044,505     $347,495,502      $234,344,491    $ 85,249,053
====================================================================================================================================
Common shares outstanding                           23,412,013        14,790,660       24,112,833        15,259,759       5,882,009
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common
   shares, divided by Common
   shares outstanding)                            $      15.45      $      14.88     $      14.41      $      15.36    $      14.49
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share           $    234,120      $    147,907     $    241,128        $  152,598    $     58,820
Paid-in surplus                                    332,500,716       210,030,236      342,306,672       216,616,773      82,972,214
Undistributed net investment income                  3,806,015         1,508,507        1,225,562           296,686          35,720
Accumulated net realized gain (loss)
   from investments                                 (2,939,439)        1,486,640       (5,657,643)        2,833,475           2,163
Net unrealized appreciation of investments          28,221,019         6,871,215        9,379,783        14,444,959       2,180,136
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $361,822,431      $220,044,505     $347,495,502      $234,344,491    $ 85,249,053
====================================================================================================================================
Authorized shares:
   Common                                            Unlimited         Unlimited        Unlimited         Unlimited       Unlimited
   Preferred                                         Unlimited         Unlimited        Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       48


                            Statement of
                                    OPERATIONS Six Months Ended February 28, 2003 (Unaudited)
                                                                                          INSURED           INSURED      CALIFORNIA
                                                                                       CALIFORNIA        CALIFORNIA         PREMIUM
                                                                                   PREMIUM INCOME  PREMIUM INCOME 2          INCOME
                                                                                            (NPC)             (NCL)           (NCU)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                      $3,881,087        $7,477,707      $3,319,239
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                           478,316           909,433         405,609
Preferred shares - auction fees                                                            55,788           117,774          53,308
Preferred shares - dividend disbursing agent fees                                           4,959             9,918           4,959
Shareholders' servicing agent fees and expenses                                             6,931            10,887           4,670
Custodian's fees and expenses                                                              21,232            35,280          19,608
Directors'/Trustees' fees and expenses                                                      1,077             1,900             955
Professional fees                                                                           5,648             7,564           5,269
Shareholders' reports - printing and mailing expenses                                       5,906            13,059           6,586
Stock exchange listing fees                                                                 5,837             8,179           1,073
Investor relations expense                                                                 10,344            19,496           9,025
Portfolio insurance expense                                                                 6,638             2,351              --
Other expenses                                                                              6,965            10,250           7,725
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                      609,641         1,146,091         518,787
   Custodian fee credit                                                                    (7,962)           (4,276)         (3,200)
  Expense reimbursement                                                                        --                --              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                              601,679         1,141,815         515,587
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   3,279,408         6,335,892       2,803,652
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                                                        775,688           863,708          515,386
Change in net unrealized appreciation
   (depreciation) of investments                                                          392,092           683,705        (603,282)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                        1,167,780         1,547,413         (87,896)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                               (224,366)         (502,524)       (216,570)
From accumulated net realized gains from investments                                      (42,365)               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                          (266,731)         (502,524)      (216,570)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                     $4,180,457        $7,380,781      $2,499,186
====================================================================================================================================

                                 See accompanying notes to financial statements.

                            Statement of
                                    OPERATIONS Six Months Ended February 28, 2003 (Unaudited) (continued)
                                                                                                            INSURED         INSURED
                                                    CALIFORNIA        CALIFORNIA       CALIFORNIA        CALIFORNIA      CALIFORNIA
                                                      DIVIDEND          DIVIDEND         DIVIDEND          DIVIDEND        TAX-FREE
                                                     ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE       ADVANTAGE
                                                         (NAC)             (NVX)            (NZH)             (NKL)          (NKX)*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $13,672,948        $8,240,290      $13,169,215        $8,541,589      $1,095,340
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                      1,671,881         1,041,273        1,670,598         1,107,601         174,778
Preferred shares - auction fees                        216,952           136,370          231,829           146,288          13,253
Preferred shares - dividend disbursing agent fees        9,918             9,918            9,918             9,918           1,178
Shareholders' servicing agent fees and expenses          5,561             2,455            3,124             1,539           3,912
Custodian's fees and expenses                           69,590            62,562           73,603            55,410           8,063
Directors'/Trustees' fees and expenses                   2,913             2,101            2,914             2,480             370
Professional fees                                        9,770             7,323            9,062             7,005           4,307
Shareholders' reports - printing and mailing expenses   17,541            10,551           14,609             9,203           7,916
Stock exchange listing fees                              8,186             1,073            1,748               122              61
Investor relations expense                              32,350            21,038           11,513            11,755           2,655
Portfolio insurance expense                                 --                --               --                --              --
Other expenses                                          13,905            10,074            8,967             1,187             486
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
  expense reimbursement                              2,058,567         1,304,738        2,037,885         1,352,508         216,979
  Custodian fee credit                                 (4,327)            (6,068)         (14,000)          (22,118)         (5,266)
  Expense reimbursement                               (792,315)         (488,653)        (791,686)         (520,491)        (86,070)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                         1,261,925           810,017        1,232,199           809,899         125,643
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               12,411,023         7,430,273       11,937,016         7,731,690         969,697
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                     650,046         2,220,080          811,216         3,219,095           2,163
Change in net unrealized appreciation
   (depreciation) of investments                     3,552,335          (828,519)         723,944           789,699       2,180,136
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                     4,202,381         1,391,561        1,535,160         4,008,794       2,182,299
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                            (901,110)         (564,814)      (1,018,638)         (619,864)        (45,795)
From accumulated net realized gains from investments        --           (49,489)              --           (87,519)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders       (901,110)         (614,303)      (1,018,638)         (707,383)        (45,795)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                $15,712,294        $8,207,531      $12,453,538       $11,033,101       $3,106,201
====================================================================================================================================


*    For the period November 22, 2002 (commencement of operations) through
     February 28, 2003.

                                 See accompanying notes to financial statements.


                            Statement of
                                    CHANGES IN NET ASSETS (Unaudited)
                                   INSURED CALIFORNIA                    INSURED CALIFORNIA               CALIFORNIA PREMIUM
                                  PREMIUM INCOME (NPC)                 PREMIUM INCOME 2 (NCL)                 INCOME (NCU)
                            ---------------------------------    ---------------------------------- --------------------------------
                            SIX MONTHS ENDED       YEAR ENDED    SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED     YEAR ENDED
                                     2/28/03          8/31/02             2/28/03           8/31/02          2/28/03        8/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 3,279,408      $ 6,729,063         $ 6,335,892      $ 12,715,990      $ 2,803,652    $ 5,735,508
Net realized gain (loss)
   from investments                  775,688        2,870,032             863,708            92,173          515,386        709,477
Change in net unrealized
    appreciation (depreciation)
    of investments                   392,092       (2,620,683)            683,705          (194,559)        (603,282)        10,347
Distributions to Preferred
   Shareholders:
   From net investment income       (224,366)        (578,229)           (502,524)       (1,211,432)        (216,570)      (583,093)
   From accumulated net realized
     gains from investments          (42,365)              --                  --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                 4,180,457        6,400,183           7,380,781        11,402,172        2,499,186      5,872,239
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (3,281,838)      (5,538,554)         (5,544,120)      (10,503,880)      (2,514,673)    (4,728,811)
From accumulated net
   realized gains
   from investments                 (490,993)              --                  --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions to
   Common shareholders            (3,772,831)      (5,538,554)         (5,544,120)      (10,503,880)      (2,514,673)    (4,728,811)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares       --               --                  --                --               --             --
   Net proceeds from shares issued
        to shareholders due to
        reinvestment of distributions     --          207,189             119,270           338,627               --         38,176
Preferred shares offering costs           --               --                  --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions             --          207,189             119,270           338,627               --         38,176
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares       407,626        1,068,818           1,955,931         1,236,919          (15,487)     1,181,604
Net assets applicable
   to Common shares
   at the beginning of period    104,136,643      103,067,825         190,869,930       189,633,011       83,248,837     82,067,233
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares at
   the end of period            $104,544,269     $104,136,643        $192,825,861      $190,869,930      $83,233,350    $83,248,837
====================================================================================================================================
Undistributed net investment
   income at the
   end of period                $  1,428,611     $  1,830,679        $  2,112,704      $  1,761,555      $   874,126    $   830,638
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       51

                            Statement of
                                    CHANGES IN NET ASSETS (Unaudited) (continued)
                                          CALIFORNIA                        CALIFORNIA                         CALIFORNIA
                                   DIVIDEND ADVANTAGE (NAC)         DIVIDEND ADVANTAGE 2 (NVX)         DIVIDEND ADVANTAGE 3 (NZH)
                            ---------------------------------   ---------------------------------- --------------------------------
                                                                                                                            FOR THE
                                                                                                                     PERIOD 9/25/01
                                                                                                                      (COMMENCEMENT
                            SIX MONTHS ENDED       YEAR ENDED   SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED   OF OPERATIONS
                                     2/28/03          8/31/02            2/28/03           8/31/02          2/28/03 THROUGH 8/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 12,411,023     $ 24,981,916       $ 7,430,273       $ 15,663,509     $ 11,937,016    $ 20,039,962
Net realized gain (loss)
    from investments                 650,046        3,991,908         2,220,080            351,147          811,216      (6,468,859)
Change in net unrealized
   appreciation (depreciation)
   of investments                  3,552,335       (3,853,349)         (828,519)        (6,268,122)         723,944       8,660,828
Distributions to
   Preferred Shareholders:
   From net investment income       (901,110)      (2,424,510)         (564,814)        (1,578,722)      (1,018,638)     (1,962,036)
   From accumulated net realized
     gains from investments               --               --           (49,489)                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                15,712,294       22,695,965         8,207,531          8,167,812       12,453,538      20,269,895
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (10,710,997)     (20,156,545)       (6,568,967)       (12,867,313)     (10,416,744)    (17,358,987)
From accumulated net realized
   gains from investments                 --               --          (430,161)                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
   distributions to
   Common shareholders           (10,710,997)     (20,156,545)       (6,999,128)       (12,867,313)     (10,416,744)    (17,358,987)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares       --               --                --                 --               --     344,509,500
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions        --           84,644                --             73,486               --          79,128
Preferred shares offering costs           --               --            21,719                 --          (11,253)     (2,129,850)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions             --           84,644            21,719             73,486          (11,253)    342,458,778
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                   5,001,297        2,624,064         1,230,122         (4,626,015)       2,025,541     345,369,686
Net assets applicable to
   Common shares
   at the beginning of period    356,821,134      354,197,070       218,814,383        223,440,398      345,469,961         100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period  $361,822,431     $356,821,134      $220,044,505       $218,814,383     $347,495,502    $345,469,961
====================================================================================================================================
Undistributed net investment
   income at
   the end of period            $  3,806,015      $ 2,840,186       $ 1,508,507       $  1,221,035     $  1,225,562    $    718,939
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       52

                                                                                                                         INSURED
                                                                                                                        CALIFORNIA
                                                                                                                         TAX-FREE
                                                                                           INSURED CALIFORNIA            ADVANTAGE
                                                                                        DIVIDEND ADVANTAGE (NKL)           (NKX)
                                                                                  --------------------------------- ---------------
                                                                                                            FOR THE         FOR THE
                                                                                                     PERIOD 3/27/02 PERIOD 11/22/02
                                                                                                      (COMMENCEMENT   (COMMENCEMENT
                                                                                  SIX MONTHS ENDED   OF OPERATIONS)  OF OPERATIONS)
                                                                                           2/28/03  THROUGH 8/31/02 THROUGH 2/28/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                  $ 7,731,690      $ 5,170,454    $    969,697
Net realized gain (loss) from investments                                                3,219,095          486,634           2,163
Change in net unrealized appreciation
   (depreciation) of investments                                                           789,699       13,672,712       2,180,136
Distributions to Preferred Shareholders:
   From net investment income                                                             (619,864)        (406,088)        (45,795)
   From accumulated net realized
     gains from investments                                                                (87,519)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                                                     11,033,101       18,923,712       3,106,201
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                              (6,958,450)      (4,638,508)       (888,182)
From accumulated net realized gains
   from investments                                                                       (784,735)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                                                                  (7,743,185)      (4,638,508)       (888,182)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                             --      217,998,750      83,983,125
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions                                                              --           41,170             134
Preferred shares offering costs                                                             (7,636)      (1,363,188)     (1,052,500)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                               (7,636)     216,676,732      82,930,759
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                           3,282,280      230,961,936      85,148,778
Net assets applicable to Common shares
   at the beginning of period                                                          231,062,211          100,275         100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                                        $234,344,491     $231,062,211    $ 85,249,053
====================================================================================================================================
Undistributed net investment income at
   the end of period                                                                  $    296,686     $    125,858    $     35,720
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       53


                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The California Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3 (NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX). Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange while California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations of California Dividend Advantage 3
(NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), and the recording of the organization expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, LLC (formerly, Nuveen Investments), also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2003, California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) had outstanding when-issued purchase commitments of $2,299,005, $2,389,860, $11,339,916, $7,192,226 and $4,853,455, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                                        INSURED      INSURED
                                                                     CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                        PREMIUM      PREMIUM      PREMIUM
                                                                         INCOME     INCOME 2       INCOME
                                                                          (NPC)        (NCL)        (NCU)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                                  --           --        1,720
   Series T                                                               1,800        1,900           --
   Series TH                                                                 --        1,900           --
   Series F                                                                  --           --           --
---------------------------------------------------------------------------------------------------------
Total                                                                     1,800        3,800        1,720
=========================================================================================================
                                                                                     INSURED      INSURED
                                          CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                            DIVIDEND      DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                           ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                               (NAC)         (NVX)        (NZH)        (NKL)        (NKX)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --         2,200        3,740           --           --
   Series T                                       --            --           --        2,360           --
   Series TH                                   3,500            --        3,740           --        1,800
   Series F                                    3,500         2,200           --        2,360           --
---------------------------------------------------------------------------------------------------------
Total                                          7,000         4,400        7,480        4,720        1,800
=========================================================================================================

Effective January 17, 2003, Insured California Tax-Free Advantage (NKX) issued 1,800 Series TH, $25,000 stated value Preferred shares.


Insurance
Insured California Premium Income (NPC), Insured California Premium Income 2
(NCL) and Insured California Dividend Advantage (NKL) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invest at least 80% of their net assets in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or
(ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds' include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited) (continued)



Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended February 28, 2003.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments, LLC has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX). California Dividend Advantage 3's (NZH), Insured California Dividend Advantage's (NKL) and Insured California Tax-Free Advantage's (NKX) share of offering costs ($723,000, $457,500 and $176,250, respectively) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) in connection with their offering of Preferred shares ($2,141,103, $1,370,824 and $1,052,500, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                INSURED CALIFORNIA         INSURED CALIFORNIA            CALIFORNIA
                               PREMIUM INCOME (NPC)      PREMIUM INCOME 2 (NCL)     PREMIUM INCOME (NCU)
                           ------------------------- -------------------------- -------------------------
                              SIX MONTHS  YEAR ENDED     SIX MONTHS  YEAR ENDED    SIX MONTHS  YEAR ENDED
                           ENDED 2/28/03     8/31/02  ENDED 2/28/03     8/31/02 ENDED 2/28/03     8/31/02
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                        --          --            --           --            --          --
   Shares issued to shareholders
     due to reinvestment
     of distributions                 --      13,079         7,769       22,774            --       2,696
---------------------------------------------------------------------------------------------------------
                                      --      13,079         7,769       22,774            --       2,696
=========================================================================================================
Preferred shares sold                 --          --            --           --            --          --
=========================================================================================================
                                CALIFORNIA DIVIDEND        CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND
                                  ADVANTAGE (NAC)           ADVANTAGE 2 (NVX)         ADVANTAGE 3 (NZH)
                           ------------------------- --------------------------- --------------------------
                                                                                                    FOR THE
                                                                                             PERIOD 9/25/01
                                                                                              (COMMENCEMENT
                                                                                              OF OPERATIONS)
                              SIX MONTHS  YEAR ENDED    SIX MONTHS   YEAR ENDED    SIX MONTHS       THROUGH
                           ENDED 2/28/03     8/31/02 ENDED 2/28/03      8/31/02 ENDED 2/28/03       8/31/02
-----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                        --          --            --           --           --     24,100,000
   Shares issued to shareholders
     due to reinvestment
     of distributions                 --       5,665            --        3,644           --          5,833
-----------------------------------------------------------------------------------------------------------
                                      --       5,665            --        3,644           --     24,105,833
===========================================================================================================
Preferred shares sold                 --          --            --           --           --          7,480
===========================================================================================================

                                                                 INSURED                    INSURED
                                                           CALIFORNIA DIVIDEND        CALIFORNIA TAX-FREE
                                                             ADVANTAGE (NKL)            ADVANTAGE (NKX)
                                                     ---------------------------      --------------------
                                                                         FOR THE                   FOR THE
                                                                  PERIOD 3/27/02           PERIOD 11/22/02
                                                                   (COMMENCEMENT             (COMMENCEMENT
                                                                   OF OPERATIONS)            OF OPERATIONS
                                                        SIX MONTHS       THROUGH                   THROUGH
                                                     ENDED 2/28/03       8/31/02                   2/28/03
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                  --    15,250,000                 5,875,000
   Shares issued to shareholders
     due to reinvestment
     of distributions                                           --         2,759                         9
----------------------------------------------------------------------------------------------------------
                                                                --    15,252,759                 5,875,009
==========================================================================================================
Preferred shares sold                                           --         4,720                     1,800
==========================================================================================================


3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the six months ended February 28, 2003, were as follows:

                                                                        INSURED      INSURED
                                                                     CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                        PREMIUM      PREMIUM      PREMIUM
                                                                         INCOME     INCOME 2       INCOME
                                                                           (NPC)        (NCL)        (NCU)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $ 1,856,158  $ 2,926,821   $8,623,162
   Short-term securities                                              6,700,000    7,500,000    1,500,000
Sales and maturities:
   Long-term municipal securities                                    12,339,230   16,960,350    9,017,081
   Short-term securities                                              5,000,000           --    2,000,000
=========================================================================================================

                                                                                      INSURED       INSURED
                                          CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA    CALIFORNIA
                                            DIVIDEND      DIVIDEND      DIVIDEND     DIVIDEND      TAX-FREE
                                           ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE     ADVANTAGE
                                                (NAC)         (NVX)         (NZH)        (NKL)         (NKX)*
-----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities        $26,774,666   $81,845,059  $171,029,218  $84,908,300  $126,290,473
   Short-term securities                   1,000,000     3,700,000    28,345,000    6,600,000    26,800,000
Sales and maturities:
   Long-term municipal securities         25,639,844    72,840,779   171,087,733   90,520,209       704,991
   Short-term securities                   1,000,000    13,200,000    30,690,000           --    20,300,000
===========================================================================================================

* For the period November 22, 2002 (commencement of operations) through February 28, 2003.

                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited) (continued)


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2003, the cost of investments were as follows:

                                                                        INSURED       INSURED
                                                                     CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                        PREMIUM       PREMIUM       PREMIUM
                                                                         INCOME      INCOME 2        INCOME
                                                                           (NPC)         (NCL)         (NCU)
-----------------------------------------------------------------------------------------------------------
Cost of investments                                                $130,489,672  $255,676,027  $119,107,656
===========================================================================================================
                                                                                      INSURED       INSURED
                                        CALIFORNIA     CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                          DIVIDEND       DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                         ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                              (NAC)          (NVX)         (NZH)         (NKL)         (NKX)
-----------------------------------------------------------------------------------------------------------
Cost of investments                   $502,030,065   $318,781,394  $509,600,450  $338,875,772  $132,078,224
===========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation on investments at February 28, 2003, were as follows:

                                                                        INSURED      INSURED
                                                                     CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                                        PREMIUM      PREMIUM        PREMIUM
                                                                         INCOME     INCOME 2         INCOME
                                                                           (NPC)        (NCL)          (NCU)
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $13,665,428  $22,919,802    $ 6,876,126
   Depreciation                                                              --           --     (1,108,633)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                          $13,665,428  $22,919,802    $ 5,767,493
===========================================================================================================

                                                                                     INSURED        INSURED
                                          CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                            DIVIDEND      DIVIDEND     DIVIDEND     DIVIDEND       TAX-FREE
                                           ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE      ADVANTAGE
                                                (NAC)         (NVX)        (NZH)        (NKL)          (NKX)
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $29,306,965   $12,869,821  $11,598,941  $14,525,580     $2,180,158
   Depreciation                             (905,159)   (5,983,598)  (2,214,714)     (52,496)            --
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   on investments                        $28,401,806   $ 6,886,223  $ 9,384,227  $14,473,084     $2,180,158
===========================================================================================================


The tax components of undistributed net investment income and net realized gains at August 31, 2002, the Funds' last fiscal year end, were as follows:

                                                                       INSURED       INSURED
                                                                    CALIFORNIA    CALIFORNIA   CALIFORNIA
                                                                       PREMIUM       PREMIUM      PREMIUM
                                                                        INCOME      INCOME 2       INCOME
                                                                          (NPC)         (NCL)        (NCU)
---------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                                      $1,393,182   $2,577,506   $1,006,594
Undistributed ordinary income *                                         459,740           --       40,993
Undistributed net long-term capital gains                               334,001           --           --
=========================================================================================================
                                                                                                  INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                          DIVIDEND     DIVIDEND     DIVIDEND     DIVIDEND
                                                         ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                                              (NAC)        (NVX)        (NZH)        (NKL)
---------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                         $4,585,890   $2,298,682   $2,477,722   $1,304,269
Undistributed ordinary income *                                 --           --           --      486,634
Undistributed net long-term capital gains                       --           --           --           --
=========================================================================================================

The tax character of distributions paid during the period ended August 31, 2002, the Funds' last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                                                       INSURED       INSURED
                                                                    CALIFORNIA    CALIFORNIA   CALIFORNIA
                                                                       PREMIUM       PREMIUM      PREMIUM
                                                                        INCOME      INCOME 2       INCOME
                                                                          (NPC)         (NCL)        (NCU)
---------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                                $6,096,991   $11,644,088   $5,280,680
Distributions from ordinary income *                                        --            --           --
Distributions from net long-term capital gains                              --            --           --
=========================================================================================================
                                                                                                  INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                          DIVIDEND     DIVIDEND     DIVIDEND     DIVIDEND
                                                         ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                                              (NAC)        (NVX)        (NZH)        (NKL)
---------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                   $22,478,680  $14,436,589  $17,562,240   $3,866,185
Distributions from ordinary income *                            --           --           --           --
Distributions from net long-term capital gains                  --           --           --           --
=========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At August 31, 2002, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                           PREMIUM      PREMIUM     DIVIDEND     DIVIDEND
                                                          INCOME 2       INCOME    ADVANTAGE  ADVANTAGE 2
                                                              (NCL)        (NCU)        (NAC)        (NVX)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                                $   323,810   $  329,551   $       --     $     --
   2004                                                  4,345,091    2,742,449           --           --
   2005                                                  1,283,948    1,049,994           --           --
   2006                                                         --           --           --           --
   2007                                                         --           --           --           --
   2008                                                         --           --           --           --
   2009                                                  2,185,870           --    3,589,485           --
   2010                                                    440,509           --           --      253,790
---------------------------------------------------------------------------------------------------------
Total                                                  $ 8,579,228   $4,121,994   $3,589,485     $253,790
=========================================================================================================

                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited) (continued)



California Dividend Advantage 3 (NZH) has elected to defer net realized losses from investments incurred from November 1, 2001 through August 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses of $6,468,859 are treated as having arisen in the following year.


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under Insured California Premium Income's (NPC), Insured California Premium Income 2's (NCL) and California Premium Income's (NCU) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

Under California Dividend Advantage's (NAC), California Dividend Advantage 2's
(NVX), California Dividend Advantage 3's (NZH), Insured California Dividend Advantage's (NKL) and Insured California Tax-Free Advantage (NKX) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

For the first ten years of California Dividend Advantage's (NAC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
JULY 31,                                          JULY 31,
--------------------------------------------------------------------------------
1999*                    .30%                          2005                 .25%
2000                     .30                           2006                 .20
2001                     .30                           2007                 .15
2002                     .30                           2008                 .10
2003                     .30                           2009                 .05
2004                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of California Dividend Advantage 2's (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2001*                    .30%                          2007                 .25%
2002                     .30                           2008                 .20
2003                     .30                           2009                 .15
2004                     .30                           2010                 .10
2005                     .30                           2011                 .05
2006                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3's (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
SEPTEMBER 30,                                     SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                    .30%                          2007                 .25%
2002                     .30                           2008                 .20
2003                     .30                           2009                 .15
2004                     .30                           2010                 .10
2005                     .30                           2011                 .05
2006                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage's (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2002*                    .30%                          2008                 .25%
2003                     .30                           2009                 .20
2004                     .30                           2010                 .15
2005                     .30                           2011                 .10
2006                     .30                           2012                 .05
2007                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage
(NKL) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured California Tax-Free Advantage's (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
NOVEMBER 30,                                      NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                    .32%                          2007                 .32%
2003                     .32                           2008                 .24
2004                     .32                           2009                 .16
2005                     .32                           2010                 .08
2006                     .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage
(NKX) for any portion of its fees and expenses beyond November 30, 2010.

                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid April 1, 2003, to shareholders of record on March 15, 2003, as follows:

                                                                       INSURED       INSURED
                                                                    CALIFORNIA    CALIFORNIA   CALIFORNIA
                                                                       PREMIUM       PREMIUM      PREMIUM
                                                                        INCOME      INCOME 2       INCOME
                                                                          (NPC)         (NCL)        (NCU)
---------------------------------------------------------------------------------------------------------
Dividend per share                                                      $.0760        $.0760       $.0730
=========================================================================================================
                                                                                     INSURED      INSURED
                                          CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                            DIVIDEND      DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                           ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                (NAC)         (NVX)        (NZH)        (NKL)        (NKX)
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0800        $.0740       $.0720       $.0760       $.0755
=========================================================================================================


                            Financial
                                    HIGHLIGHTS (Unaudited)

                            Financial
                                    HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:
                                                           Investment Operations                           Less Distributions
                                 ------------------------------------------------------------------  -----------------------------
                                                            Distributions   Distributions
                                                                 from Net            from                   Net
                     Beginning                       Net       Investment         Capital            Investment    Capital
                        Common                 Realized/        Income to        Gains to             Income to   Gains to
                         Share          Net   Unrealized        Preferred       Preferred                Common     Common
                     Net Asset   Investment   Investment           Share-          Share-                Share-     Share-
                         Value       Income   Gain (Loss)         holders+        holders+    Total     holders    holders   Total
===================================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                 $16.17        $ .51       $  .19            $(.03)          $(.01)    $ .66       $(.51)     $(.08)  $(.59)
2002                     16.04         1.05          .03             (.09)             --       .99        (.86)        --    (.86)
2001                     15.08         1.04          .99             (.21)             --      1.82        (.86)        --    (.86)
2000                     14.81         1.09          .30             (.24)             --      1.15        (.88)        --    (.88)
1999                     16.31         1.09        (1.56)            (.20)             --      (.67)       (.83)        --    (.83)
1998                     15.39         1.03          .92             (.22)             --      1.73        (.81)        --    (.81)

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                  15.08          .50          .13             (.04)             --       .59        (.44)        --    (.44)
2002                     15.01         1.02         (.02)            (.10)             --       .90        (.83)        --    (.83)
2001                     14.09         1.01          .91             (.22)             --      1.70        (.78)        --    (.78)
2000                     13.70         1.02          .41             (.24)             --      1.19        (.80)        --    (.80)
1999                     14.82         1.01        (1.14)            (.21)             --      (.34)       (.78)        --    (.78)
1998                     14.06          .98          .77             (.24)             --      1.51        (.75)        --    (.75)

CALIFORNIA PREMIUM
INCOME (NCU)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                  14.42          .49         (.02)            (.04)             --       .43        (.44)        --    (.44)
2002                     14.22          .99          .13             (.10)             --      1.02        (.82)        --    (.82)
2001                     13.34         1.00          .90             (.23)             --      1.67        (.79)        --    (.79)
2000                     13.19         1.03          .14             (.23)             --       .94        (.79)        --    (.79)
1999                     14.30         1.00        (1.13)            (.21)             --      (.34)       (.77)        --    (.77)
1998                     13.60          .98          .70             (.24)             --      1.44        (.74)        --    (.74)
===================================================================================================================================
                                                               Total Returns
                                                              ----------------
                                                                         Based
                         Offering                                           on
                        Costs and       Ending                          Common
                        Preferred       Common                 Based     Share
                            Share        Share       Ending       on       Net
                     Underwriting    Net Asset       Market   Market     Asset
                        Discounts        Value        Value    Value**   Value**
================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
--------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                       $--       $16.24     $15.8000     3.45%     4.13%
2002                           --        16.17      15.8500     6.73      6.47
2001                           --        16.04      15.6900    14.12     12.43
2000                           --        15.08      14.5625      .84      8.34
1999                           --        14.81      15.3750     1.62     (4.35)
1998                           --        16.31      15.9375    15.85     11.51

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
--------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                        --        15.23      15.0000     4.36      3.96
2002                           --        15.08      14.8000     5.57      6.29
2001                           --        15.01      14.8300    11.99     12.45
2000                           --        14.09      14.0000     3.58      9.21
1999                           --        13.70      14.3750     2.27     (2.50)
1998                           --        14.82      14.8125    15.70     10.95

CALIFORNIA PREMIUM
INCOME (NCU)
--------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                        --        14.41      13.3500    (1.59)     3.00
2002                           --        14.42      14.0000     4.84      7.48
2001                           --        14.22      14.1700    12.84     12.92
2000                           --        13.34      13.3125     5.93      7.63
1999                           --        13.19      13.3750      .81     (2.57)
1998                           --        14.30      14.0000    12.54     10.83
================================================================================

                                                           Ratios/Supplemental Data
                          ------------------------------------------------------------------------------------------
                                        Before Credit/Reimbursement     After Credit/Reimbursement***
                                        ---------------------------     -----------------------------
                                                       Ratio of Net                      Ratio of Net
                                          Ratio of       Investment        Ratio of        Investment
                               Ending     Expenses        Income to        Expenses         Income to
                                  Net   to Average       Average to         Average           Average
                               Assets   Net Assets       Net Assets      Net Assets        Net Assets
                           Applicable   Applicable       Applicable      Applicable        Applicable      Portfolio
                            to Common    to Common        to Common       to Common         to Common       Turnover
                          Shares (000)      Shares++         Shares++        Shares++          Shares++         Rate
=====================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
---------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                      $104,544         1.18%*          6.35%*           1.17%*            6.36%*            1%
2002                          104,137         1.21            6.65             1.19              6.66             30
2001                          103,068         1.22            6.77             1.21              6.79             21
2000                           96,903         1.25            7.65             1.24              7.66             27
1999                           95,091         1.22            6.81             1.22              6.82             50
1998                          104,478         1.22            6.49             1.22              6.49              2

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
---------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                       192,826         1.21*           6.68*            1.21*             6.69*             1
2002                          190,870         1.23            6.83             1.22              6.84              6
2001                          189,633         1.24            7.01             1.24              7.02             18
2000                          177,977         1.28            7.65             1.26              7.66             26
1999                          172,833         1.24            6.86             1.24              6.86             35
1998                          186,399         1.25            6.79             1.25              6.79             13

CALIFORNIA PREMIUM
INCOME (NCU)
---------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                        83,233         1.26*           6.81*            1.25*             6.82*             7
2002                           83,249         1.27            7.07             1.26              7.08             10
2001                           82,067         1.32            7.36             1.30              7.38             18
2000                           76,878         1.38            8.09             1.36              8.10             19
1999                           75,877         1.30            7.08             1.30              7.08             36
1998                           82,066         1.32            7.02             1.32              7.02             21
=====================================================================================================================

                               Preferred Shares at End of Period
                          -------------------------------------------
                            Aggregate     Liquidation
                               Amount      and Market           Asset
                          Outstanding           Value        Coverage
                                 (000)      Per Share       Per Share
=====================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
---------------------------------------------------------------------
Year Ended 8/31:
2003(a)                       $45,000         $25,000         $83,080
2002                           45,000          25,000          82,854
2001                           45,000          25,000          82,260
2000                           45,000          25,000          78,835
1999                           45,000          25,000          77,828
1998                           45,000          25,000          83,043

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
---------------------------------------------------------------------
Year Ended 8/31:
2003(a)                        95,000          25,000          75,744
2002                           95,000          25,000          75,229
2001                           95,000          25,000          74,903
2000                           95,000          25,000          71,836
1999                           95,000          25,000          70,482
1998                           95,000          25,000          74,052

CALIFORNIA PREMIUM
INCOME (NCU)
---------------------------------------------------------------------
Year Ended 8/31:
2003(a)                        43,000          25,000          73,391
2002                           43,000          25,000          73,400
2001                           43,000          25,000          72,714
2000                           43,000          25,000          69,696
1999                           43,000          25,000          69,115
1998                           43,000          25,000          72,713
=====================================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common Share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended February 28, 2003.

                                 See accompanying notes to financial statements.

                                  64-65 SPREAD

                               Financial Highlights (Unaudited) (continued)
Selected data for a Common share outstanding throughout each period:
                                                           Investment Operations                           Less Distributions
                                 ------------------------------------------------------------------  -----------------------------
                                                            Distributions   Distributions
                                                                 from Net            from                   Net
                     Beginning                       Net       Investment         Capital            Investment    Capital
                        Common                 Realized/        Income to        Gains to             Income to   Gains to
                         Share          Net   Unrealized        Preferred       Preferred                Common     Common
                     Net Asset   Investment   Investment           Share-          Share-                Share-     Share-
                         Value       Income   Gain (Loss)         holders+        holders+    Total     holders    holders   Total
===================================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(f)                 $15.24        $ .53        $ .18            $(.04)            $--     $ .67       $(.46)       $--   $(.46)
2002                     15.13         1.07           --             (.10)             --       .97        (.86)        --    (.86)
2001                     13.82         1.07         1.28             (.23)             --      2.12        (.81)        --    (.81)
2000                     13.33         1.07          .52             (.26)             --      1.33        (.84)        --    (.84)
1999(a)                  14.33          .20         (.92)            (.03)             --      (.75)       (.14)        --    (.14)

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                  14.79          .50          .10             (.04)             --       .56        (.44)      (.03)   (.47)
2002                     15.11         1.06         (.40)            (.11)             --       .55        (.87)        --    (.87)
2001(b)                  14.33          .34          .90             (.05)             --      1.19        (.29)        --    (.29)

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                  14.33          .50          .05             (.04)             --       .51        (.43)        --    (.43)
2002(c)                  14.33          .83          .09             (.08)             --       .84        (.72)        --    (.72)

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                  15.14          .51          .27             (.04)           (.01)      .73        (.46)      (.05)   (.51)
2002(d)                  14.33          .34          .92             (.03)             --      1.23        (.30)        --    (.30)

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(e)                  14.33          .17          .36             (.01)             --       .52        (.15)        --    (.15)
===================================================================================================================================

                                                                    Total Returns
                                                                   ----------------
                                                                              Based
                              Offering                                           on
                             Costs and       Ending                          Common
                             Preferred       Common                 Based     Share
                                 Share        Share       Ending       on       Net
                          Underwriting    Net Asset       Market   Market     Asset
                             Discounts        Value        Value    Value**   Value**
=====================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2002(f)                            $--       $15.45     $14.1100      .10%     4.45%
2002                                --        15.24      14.5500     3.67      6.75
2001                                --        15.13      14.8900    15.06     15.85
2000                                --        13.82      13.7500    (2.18)    10.80
1999(a)                           (.11)       13.33      15.0000      .96     (5.99)

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                             --        14.88      13.5900    (1.55)     3.87
2002                                --        14.79      14.2800     (.27)     3.90
2001(b)                           (.12)       15.11      15.2100     3.40      7.55

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                             --        14.41      13.1400    (3.09)     3.63
2002(c)                           (.12)       14.33      14.0000    (1.68)     5.32

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                             --        15.36      14.6800     1.29      4.88
2002(d)                           (.12)       15.14      15.0000     2.05      7.84

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2003(e)                           (.21)       14.49      14.6000    (1.66)     2.19
=====================================================================================

                                                             Ratios/Supplemental Data
                            ------------------------------------------------------------------------------------------
                                          Before Credit/Reimbursement     After Credit/Reimbursement***
                                          -------------------------------------------------------------
                                                         Ratio of Net                      Ratio of Net
                                            Ratio of       Investment        Ratio of        Investment
                                 Ending     Expenses        Income to        Expenses         Income to
                                    Net   to Average       Average to         Average           Average
                                 Assets   Net Assets       Net Assets      Net Assets        Net Assets
                             Applicable   Applicable       Applicable      Applicable        Applicable      Portfolio
                              to Common    to Common        to Common       to Common         to Common       Turnover
                            Shares (000)      Shares++         Shares++        Shares++          Shares++         Rate
======================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(f)                        $361,822         1.16%*          6.55%*            .71%*            6.99%*           5%
2002                            356,821         1.18            6.76              .72              7.22            33
2001                            354,197         1.19            7.03              .72              7.50            17
2000                            323,326         1.24            7.93              .75              8.43            25
1999(a)                         311,367          .93*           5.06*             .55*             5.45*            8

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                         220,045         1.20*           6.40*             .75*             6.85*           22
2002                            218,814         1.19            6.82              .73              7.28            32
2001(b)                         223,440         1.05*           5.23*             .62*             5.65*           40

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                         347,496         1.19*           6.50*             .72*             6.97*           33
2002(c)                         345,470         1.15*           6.01*             .69*             6.47*           49

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                         234,344         1.18*           6.25*             .70*             6.72*           24
2002(d)                         231,062         1.10*           4.98*             .60*             5.47*           12

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(e)                          85,249         1.00*           4.06*             .58*             4.49*            1
======================================================================================================================

                                  Preferred Shares at End of Period
                             -------------------------------------------
                               Aggregate     Liquidation
                                  Amount      and Market           Asset
                             Outstanding           Value        Coverage
                                    (000)      Per Share       Per Share
========================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
------------------------------------------------------------------------
Year Ended 8/31:
2002(f)                         $175,000         $25,000         $76,689
2002                             175,000          25,000          75,974
2001                             175,000          25,000          75,600
2000                             175,000          25,000          71,189
1999(a)                          175,000          25,000          69,481

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                          110,000          25,000          75,010
2002                             110,000          25,000          74,731
2001(b)                          110,000          25,000          75,782

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                          187,000          25,000          71,457
2002(c)                          187,000          25,000          71,186

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------
Year Ended 8/31:
2003(f)                          118,000          25,000          74,649
2002(d)                          118,000          25,000          73,954

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
------------------------------------------------------------------------
Year Ended 8/31:
2003(e)                           45,000          25,000          72,361
========================================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common Share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares.
(a)  For the period May 26, 1999 (commencement of operations) through August 31,
     1999.
(b)  For the period March 27, 2001 (commencement of operations) through August
     31, 2001.
(c)  For the period September 25, 2001 (commencement of operations) through
     August 31, 2002.
(d)  For the period March 27, 2002 (commencement of operations) through August
     31, 2002.
(e)  For the period November 22, 2002 (commencement of operations) through
     February 28, 2003.
(f)  For the six months ended February 28, 2003.


                                 See accompanying notes to financial statements.


                                  66-67 SPREAD


                         Build Your Wealth
                                AUTOMATICALLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                         Fund
                            INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


POLICY CHANGE
On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Directors without vote of the shareholders.



GLOSSARY OF TERMS USED IN THIS REPORT
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended February 28, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                         Serving Investors
                                   FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

A premier asset management firm managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.




Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com



ESA-B-0203D